Exhibit 10.3

THE VENDORS

and

LUX CONCRETE HOLDINGS II S.À R.L.

and

CONCRETE PUMPING HOLDINGS ACQUISITION CORP.

SHARE PURCHASE AGREEMENT

related to

CAMFAUD GROUP LIMITED

99 Bishopsgate
London EC2M 3XF
United Kingdom
Tel: +44.20.7710.1000

www.lw.com

TABLE OF CONTENTS

Clause		Page

1.	DEFINITIONS AND INTERPRETATIOn	1
2.	SALE OF SHARES and existing loans	6
3.	CONSIDERATION	6
4.	[reserved]	7
5.	COMPLETION	7
6.	Waiver; release.	9
7.	WARRANTIES of the Vendors	9
8.	WARRANTIES OF THE PURCHASER AND TOPCO	10
9.	Escrow; holder representative	10
10.	CONFIDENTIALITY AND ANNOUNCEMENTS	11
11.	TERMINATION	12
12.	FURTHER ASSURANCE	12
13.	ENTIRE AGREEMENT AND REMEDIES	12
14.	POST-COMPLETION EFFECT OF AGREEMENT	13
15.	WAIVER AND VARIATION	13
16.	INVALIDITY	14
17.	ASSIGNMENT	14
18.	NOTICES	14
19.	COSTS	16
20.	RIGHTS OF THIRD PARTIES	16
21.	COUNTERPARTS	16
22.	GOVERNING LAW AND JURISDICTION	16
Schedule 1		1
	The vendors
Schedule 2		1
	PARTICULARS OF THE COMPANY
Schedule 3		2
	COMPLETION OBLIGATIONS
Schedule 4		3
	vendor WARRANTIES
Schedule 5		1
	purchaser and topco WARRANTIES
Schedule 6		2
	Put/Call Agreement

THIS AGREEMENT is made on September 7, 2018

BETWEEN

(1)	THE PERSONS whose names and addresses are set out in Schedule 1 (the “Vendors”);

(2)	LUX CONCRETE HOLDINGS II S.À R.L., a private limited liability company (société à responsabilité limitée), duly incorporated and existing under Luxembourg law, with registered office at 560A, rue de Neudorf, L-2220 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés) under number B 210789 (the “Purchaser”); and

(3)	CONCRETE PUMPING HOLDINGS ACQUISITION CORP., a corporation incorporated in Delaware (“TopCo”).

WHEREAS

The Vendors wish to sell and the Purchaser wishes to acquire all of the Shares and Existing Loans on the terms of this Agreement.

IT IS AGREED THAT

1.	DEFINITIONS AND INTERPRETATIOn

1.1	In this Agreement, unless the context otherwise requires:

“Affiliate” means:

(a)	in the case of a person which is a body corporate, any subsidiary undertaking or parent undertaking of that person and any subsidiary undertaking of any such parent undertaking or any entity which manages and/or advises any such entity, in each case from time to time;

(b)	in the case of a person that is an individual, any spouse, co-habitee and/or lineal descendants by blood or adoption or any person or persons acting in its or their capacity as trustee or trustees of a trust of which such individual is the settler or any company controlled directly or indirectly by any aforementioned persons or in which such aforementioned persons have 20% or more of the voting power at a general meeting of such company or 20% or more of the equity share capital of such company;

(c)	any Affiliate of any person in paragraphs (a) and (b) above,

but shall not include the Company;

“Agreed Form” means, in relation to a document, the form of that document initialled by or on behalf of each of the parties for identification;

“Authority” means any competent governmental, administrative, supervisory, regulatory, judicial, determinative, disciplinary, enforcement or tax raising body, authority, agency, board, department, court or tribunal of any jurisdiction and whether supranational, national, regional or local;

“Business Day” means a day (other than a Saturday or Sunday) on which banks in the City of London, Luxembourg or the United States are open for ordinary banking business;

“Board” means the board of directors of the Company.

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“Camfaud Articles” means the Articles of Association of the Company as in effect on the date hereof.

“Closing Statement” has the meaning given in Clause 5.

“Company” means Camfaud Group Limited, a private limited company incorporated under the laws of England and Wales, with registered number 10473517 and having its registered office at High Road, Thornwood Common, Epping, Essex, United Kingdom, CM16 6LU;

“Completion” means completion of the sale and purchase of the Shares and Existing Loans in accordance with Clause 5;

“Completion Date” has the meaning given to the term “Closing Date” in the Master Merger Agreement;

“Confidential Information” has the meaning given in Clause 10.1;

“Consideration” means the Share Consideration and the Loan Consideration;

“Corporate Entities” has the meaning given in the definition of “Put/Call Agreement” below;

“Deed of Termination” means the Agreed Form Deed of Termination due to be executed at Completion which will terminate the Investment Agreement;

“Encumbrance” means any interest or equity of any person (including any right to acquire, option or right of pre-emption), any mortgage, charge, pledge, lien, assignment, hypothecation, security interest (including any created by Law), title retention or other security agreement or arrangement;

“Enterprise Value” means £88,362,440.

“Enterprise Value Amount” means an amount in sterling equal to the Relevant Percentage of the Enterprise Value.

“Escrow Agent” means Citibank;

“Escrow Agreement” has the meaning given in the Master Merger Agreement.

“Exchange Loan Note Instrument” means the agreed form fixed rate denominated unsecured loan notes to be constituted by the Purchaser pursuant to an instrument dated on or around Completion in the Agreed Form;

“Exchange Loan Notes” means the loan notes constituted by the Exchange Loan Note Instrument;

“Existing Loans” means the aggregate of (i) the principal of £3,080,040, (ii) plus the amount of interest accrued on £3,080,040 at the rate of 5% per annum from 17 November 2016 until the Completion Date, owed by the Company to the Vendors pursuant to the terms of the UK Camfaud Acquisition Agreement and/or the UK Oxford Acquisition Agreement;

“GAAP” means UK generally accepted accounting principles.

“Group” has the meaning given in the Camfaud Articles.

“Group Debt” has the meaning given in the Camfaud Articles; provided, that, for purposes of this Agreement, Group Debt shall not include corporation Tax of the Group.

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“Holder Representative” has the meaning given in the Master Merger Agreement.

“Investment Agreement” means the investment agreement related to the Company and entered into by certain of the Vendors, Concrete Pumping Holdings, Inc., Lux Concrete Holdings II S.à r.l. and the Company on 17 November 2016;

“Laws” means all applicable legislation, statutes, directives, regulations, judgments, decisions, decrees, orders, instruments, by-laws, and other legislative measures or decisions having the force of law, treaties, conventions and other agreements between states, or between states and the European Union or other supranational bodies, rules of common law, customary law and equity and all civil or other codes and all other laws of, or having effect in, any jurisdiction from time to time;

“Master Merger Agreement” means the Agreement and Plan of Merger, dated as of the date hereof, by and among Concrete Pumping Holdings Acquisition Corp., a Delaware corporation, Industrea Acquisition Corp., a Delaware corporation, Concrete Pumping Intermediate Acquisition Corp., a Delaware corporation, Concrete Pumping Merger Sub Inc., a Delaware corporation, Industrea Acquisition Merger Sub Inc., a Delaware corporation, Parent and PGP Investors, LLC, a Delaware limited liability company;

“Master Merger Completion” has the meaning given to the term “Closing” in the Master Merger Agreement;

“Master Merger Adjustment Escrow Amount” has the meaning given to the term “Adjustment Escrow Amount” in the Master Merger Agreement.

“Master Merger Indemnity Escrow Amount” has the meaning given to the term “Indemnity Escrow Amount” in the Master Merger Agreement.

“Master Merger Escrows” means the Master Merger Adjustment Escrow Amount and the Master Merger Indemnity Escrow Amount.

“Oxford B Share Amount” means an amount in U.S. dollars equal to the Parent Exit Consideration.

“Parent” means Concrete Pumping Holdings, Inc., a Delaware corporation.

“Parent Exit Consideration” means the Relevant Percentage of the difference between (i) Enterprise Value minus (ii) Group Debt.

“PGP” means PGP Investors, LLC, as the initial Holder Representative under the Master Merger Agreement.

“Purchaser Group” means the Purchaser and each of its Affiliates including, for the avoidance of doubt, the Company;

“Purchaser’s Solicitors” means Latham & Watkins (London) LLP of 99 Bishopsgate, London EC2M 3XF;

“Put/Call Agreement” means the Agreed Form Put and Call Options attached hereto at Schedule 6, by and among, the Purchaser, Parent, Lux Concrete Holdings I S.à r.l.., Greystone Pumping Holdings SRL, Brundage-Bone Concrete Pumping, Inc., Concrete Pumping Intermediate Holdings, LLC (the “Corporate Entities”) and the Vendors.

“Relevant Adjustment Escrow Amount” means, with respect to each Vendor selling Shares hereunder, an amount (converted into U.S. dollars) equal to £8,695;

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“Relevant Escrow Amount” means, with respect to each Vendor, an amount in U.S. dollars equal to the sum of such Vendor’s Relevant Indemnity Escrow Amount (if any) and such Vendor’s Relevant Adjustment Escrow Amount (if any);

“Relevant Existing Loans” means, with respect to each Vendor, the Existing Loans owing to such Vendor, the principal amount of which is set opposite such Vendor’s name in column 3 of Schedule 1;

“Relevant Indemnity Escrow Amount” means, with respect to each Vendor selling Shares hereunder, an amount (converted into U.S. dollars) equal to £26,509.

“Relevant Rollover Amount” means, with respect to each Vendor the amount (converted into U.S. dollars) equal to the amount in sterling set forth opposite such Vendor’s name in column 4 of Schedule 1.

“Relevant Shares” means the Shares (if any) set opposite the relevant Vendor’s name in column 2 of Schedule 1;

“Relevant Percentage” has the meaning given in the Camfaud Articles.

“Relevant Share Percentage” means, with respect to a Vendor, a fraction expressed as a percentage, equal to (i) the number of such Vendor’s Relevant Shares (if any) divided by (ii) the aggregate of all issued and outstanding Shares.

“Remaining Rollover Amount” means, with respect to a Vendor, an amount in U.S. dollars equal to such Vendor’s Relevant Rollover Amount minus such Vendor’s Share Consideration.

“Representatives” means, in relation to a party, its Affiliates and their respective directors, officers, employees, agents, consultants and advisers;

“Rollover UK Loan Amount” means the sum of all Vendors’ Remaining Rollover Amounts.

“Shares” means the B ordinary shares of £0.02 each in the Company, all of which have been issued and are fully paid;

“Tax” means:

(a)	all forms of tax, levy, impost, contribution, duty, liability and charge in the nature of taxation (including payment under the Corporation Tax (Instalment Payments) Regulations 1998) and all related withholdings or deductions of any nature (including, for the avoidance of doubt, PAYE and National Insurance contribution liabilities in the United Kingdom and corresponding obligations elsewhere); and

(b)	all related fines, penalties, charges and interest,

imposed or collected by a Tax Authority whether directly or primarily chargeable against, recoverable from or attributable to any of the Purchaser’s Group or another person (and “Taxes” and “Taxation” shall be construed accordingly);

“Tax Authority” means a taxing or other governmental (local or central), state or municipal authority (whether within or outside the United Kingdom) competent to impose a liability for or to collect Tax;

“Transaction” means the transactions contemplated by this Agreement and/or the other Transaction Documents or any part thereof;

“Transaction Documents” means this Agreement and any documents in Agreed Form;

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“UK Camfaud Acquisition Agreement” has the meaning given in the Master Merger Agreement;

“UK Escrow Percentage” has the meaning given in the Master Merger Agreement.

“UK Oxford Acquisition Agreement” has the meaning given in the Master Merger Agreement;

“U.S.,” “USA” and “United States” each means the United States of America.

“Vendor Escrow Portion” means, with respect to any release from the Master Merger Adjustment Escrow Amount or the Master Merger Indemnity Escrow Amount, the UK Escrow Percentage of the amount of any such release.

“Vendors’ Solicitors Bank Account” means the bank account at The Royal Bank of Scotland plc with account name Geldards Client Account, account number 22625244 and sort code 15-10-00 (or such other account as the Vendor shall notify to the Purchaser at least five Business Days before the relevant due date for payment);

“Vendors’ Solicitors” means Geldards LLP of The Arc, Enterprise Way, Nottingham, NG2 1EN;

“Warranties” means the warranties of the Vendors given in Clause 7 and Schedule 4; and

“Working Hours” means 9:30 am to 5:30 pm on a Business Day.

1.2	In this Agreement, unless the context otherwise requires:

(a)	every reference to a particular Law shall be construed also as a reference to all other Laws made under the Law referred to and to all such Laws as amended, re-enacted, consolidated or replaced or as their application or interpretation is affected by other Laws from time to time and whether before or after Completion provided that, as between the parties, no such amendment or modification shall apply for the purposes of this Agreement to the extent that it would impose any new or extended obligation, liability or restriction on, or otherwise adversely affect the rights of, any party;

(b)	references to clauses and schedules are references to Clauses of and Schedules to this Agreement, references to paragraphs are references to paragraphs of the Schedule in which the reference appears and references to this Agreement include the Schedules;

(c)	references to the singular shall include the plural and vice versa and references to one gender include any other gender;

(d)	references to a “party” means a party to this Agreement and includes its successors in title, personal representatives and permitted assigns;

(e)	references to a “person” includes any individual, partnership, body corporate, corporation sole or aggregate, state or agency of a state, and any unincorporated association or organisation, in each case whether or not having separate legal personality;

(f)	references to a “company” includes any company, corporation or other body corporate wherever and however incorporated or established;

(g)	references to “sterling”, “pounds sterling” or “£” are references to the lawful currency from time to time of the United Kingdom;

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(h)	references to times of the day are to London time unless otherwise stated;

(i)	references to writing shall include any modes of reproducing words in a legible and non-transitory form;

(j)	references to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court official or any other legal concept or thing shall in respect of any jurisdiction other than England be deemed to include what most nearly approximates in that jurisdiction to the English legal term;

(k)	words introduced by the word “other” shall not be given a restrictive meaning because they are preceded by words referring to a particular class of acts, matters or things; and

(l)	general words shall not be given a restrictive meaning because they are followed by words which are particular examples of the acts, matters or things covered by the general words and the words “includes” and “including” shall be construed without limitation.

1.3	The headings and sub-headings in this Agreement are inserted for convenience only and shall not affect the construction of this Agreement.

1.4	Each of the schedules to this Agreement shall form part of this Agreement.

1.5	References to this Agreement include this Agreement as amended or varied in accordance with its terms.

1.6	All U.S. dollar amounts herein shall be as converted from sterling based on the then current exchange rate published by the Wall Street Journal on the date of delivery of the Closing Statement hereunder.

2.	SALE OF SHARES and existing loans

On the terms set out in this Agreement each Vendor shall sell and the Purchaser shall purchase the Relevant Shares (if any) and Relevant Existing Loans with effect from Completion, with full title guarantee, free from all Encumbrances, together with all rights attaching to the Relevant Shares (if any) and Relevant Existing Loans as at Completion (including all dividends and distributions declared, paid or made in respect of the Relevant Shares (if any) after the Completion Date).

3.	CONSIDERATION

3.1	The purchase price for the sale by each Vendor of the Relevant Shares held by such Vendor shall be an amount in U.S. dollars equal to such Vendor’s Relevant Share Percentage of the Oxford B Share Amount as set forth in the Closing Statement (the “Share Consideration”).

3.2	The purchase price for the sale by each Vendor of the Relevant Existing Loans shall be an amount equal to the principal outstanding plus accrued and unpaid interest under the Relevant Existing Loans as of the close of business on the day before the Completion Date (the “Loan Consideration”).

3.3	The Share Consideration and Loan Consideration due to each Vendor shall be satisfied as follows:

(a)	The Share Consideration (if any) and a portion of the Loan Consideration due to each Vendor shall be satisfied by the issue of Exchange Loan Notes to that Vendor. The principal amount of each Vendor’s Exchange Loan Note shall be an amount equal to such Vendor’s Share Consideration (if any) plus such Vendor’s Remaining Rollover Amount.

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(b)	The remaining portion of the Loan Consideration due to each Vendor not satisfied by the issuance of Exchange Loan Notes pursuant to Clause 3.3(a) above shall be satisfied by:

(i)	the payment at Completion by the Purchaser of the Relevant Escrow Amount (if any), comprised of the Relevant Indemnity Escrow Amount and the Relevant Adjustment Escrow Amount, to the Escrow Agent to form a portion of the Master Merger Indemnity Escrow Amount and Master Merger Adjustment Escrow Amount, respectively, and to be held, disposed of or released in accordance with terms and conditions of the Master Merger Agreement and the Escrow Agreement; and

(ii)	the payment at Completion by the Purchaser to the Vendors’ Solicitors’ Bank Account of the amount of cash equal to the then outstanding principal amount and accrued but unpaid interest under the relevant Existing Loans less the Remaining Rollover Amount and less the Relevant Escrow Amount.

(c)	In the event that the Adjustment Amount (as defined in the Master Merger Agreement) is a positive number, as finally determined in accordance with the terms of the Master Merger Agreement, the Vendors who are selling Shares hereunder shall be entitled to their respective portion of such Adjustment Amount as set forth in, and to be delivered to the Vendors in accordance with, Section 3.4(d) of the Master Merger Agreement (and allocated among the Vendors in accordance with their pro rata share of the Share Consideration).

3.4	Each Vendor irrevocably authorises and instructs:

(a)	the Purchaser to pay all sums due to them under this Agreement in accordance with Clause 3.3;

(b)	the Purchaser, the Holder Representative, and the parties to the Master Merger Agreement to deal with their Relevant Escrow Amount, Master Merger Indemnity Escrow Amount and Master Merger Adjustment Escrow Amount as provided under the terms of the Master Merger Agreement, the Escrow Agreement and Clause 9 below.

3.5	Receipt of the sums to be paid into the Vendors’ Solicitors’ Bank Account in accordance with this Clause 3 on or before the due date for payment shall be a good discharge by the Purchaser of its obligation to make such payments. The Purchaser shall not be concerned with, or have any liability whatsoever with respect to, the apportionment of the cash portion of the Consideration (or any other amount) or for any failure by the Vendors or any other person to apportion such sum in accordance herewith.

3.6	Any payments made by or on behalf of a party to this Agreement in respect of any liability arising pursuant to a warranty or covenant under this Agreement shall, to the extent legally possible, be treated as an adjustment to the Consideration.

4.	[reserved]

5.	COMPLETION

5.1	Completion shall take place on the Completion Date immediately following the Master Merger Completion under the terms of the Master Merger Agreement at the offices of the Purchaser’s Solicitors (or at any other place as agreed in writing by the Vendors and the Purchaser).

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5.2	At least three Business Days prior to the Completion Date, the Purchaser, in consultation with the Board, shall deliver a written statement (the “Closing Statement”) setting forth Purchaser’s good faith calculation of (a) the Enterprise Value, (b) the Parent Exit Consideration (c) Group Debt and (d) with respect to each Vendor, (i) the principal amount and accrued but unpaid interest of such Vendor’s Relevant Existing Loans, (ii) such Vendor’s Share Consideration, (iii) such Vendor’s Loan Consideration, (iv) the principal amount of such Vendor’s Exchange Loan Notes, (v) such Vendor’s Remaining Rollover Amount, (vi) such Vendor’s Relevant Escrow Amount and Relevant Indemnity Amount and (vii) the remaining cash consideration payable pursuant to Clause 3.3(b)(ii). The Purchaser and the Vendors shall use all reasonable endeavours to consult and attempt to resolve disagreements in good faith in relation to the calculation of Group Debt to be set forth in the Closing Statement prior to delivery thereof; provided, that when delivered in accordance with this Clause 5.2, the Closing Statement shall be used for Completion.

5.3	One Business Day prior to Completion:

(a)	the Vendors shall do or procure the carrying out of all those things listed in paragraph 1 of Schedule 3 and such deliverables will be held in escrow by the Vendors’ Solicitors until Completion and the Vendors’ Solicitors shall confirm receipt of all such deliverables to the Purchaser’s Solicitors; and

(b)	the Purchaser shall do or procure the carrying out of all those things listed in paragraph 2.1(a) and (e) of Schedule 3 and such deliverables will be held in escrow by the Purchaser’s Solicitors until Completion and the Purchaser’s Solicitors shall confirm receipt of all such deliverables to the Vendors’ Solicitors.

5.4	At Completion:

(a)	the Vendors shall do or procure the carrying out of all those things listed in paragraph 1 of Schedule 3;

(b)	the Purchaser shall do or procure the carrying out of all those things listed in paragraph 2 of Schedule 3;

(c)	each Vendor shall (subject to payment of Consideration and issuance of Exchange Loan Notes pursuant to Clause 5.4(b)), enter into and deliver the Put/Call Agreement and execute and deliver the various put option notices attached thereto to exercise his options granted pursuant to the Put/Call Agreement, which will upon their exercise effect the roll up of the Exchange Loan Notes such that each Vendor ultimately holds Common Shares in TopCo and shall execute such instruments of transfer as are required to transfer title to the Exchange Loan Notes pursuant to the exercise of the Vendor’s options under the Put/Call Agreement; and

(d)	the Purchaser shall (subject to payment of Consideration and issuance of Exchange Loan Notes pursuant to Clause 5.4(b)), enter into the Put/Call Agreement which will effect the roll up, on their exercise, of the Exchange Loan Notes such that each Vendor ultimately holds Common Shares in TopCo.

5.5	The parties acknowledge that it is the intention of each of the parties for the subscriptions described in Clause 5.4(c) to be carried out substantially on the same terms set out in the Put/Call Agreement. TopCo shall (i) procure that each of the Corporate Entities to the Put/Call Agreement issue the relevant loan notes and related certificates to the relevant Vendors and enter such Vendors in the register of holders as holders of the relevant amount of such loan notes and (ii) upon receipt of CPIHAC Loan Notes (as defined in the Put/Call Agreement), shall allot and issue Common Shares and related certificates to the Vendors, pursuant to the terms of the Put/Call Agreement.

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5.6	All documents and items delivered and payments made in connection with Completion shall be held by the recipient to the order of the person delivering them until such time as Completion takes place.

5.7	Without prejudice to any other rights and remedies the Purchaser may have, the Purchaser shall not be obliged to complete the sale and purchase of any of the Shares or Existing Loans unless the sale and purchase of all of the Shares and Existing Loans by the Purchaser pursuant to the terms of this Agreement is completed simultaneously.

5.8	Without prejudice to Clause 11.1 and to any other rights and remedies the Purchaser may have, if the Vendors do not comply with their obligations under Clause 5.4(a) the Purchaser may proceed to Completion as far as practicable (without limiting its right to claim damages in respect of the breach or any other rights and remedies it may have) or defer Completion to a date being not more than 20 Business Days following the date on which Completion would otherwise have taken place (so that the provisions of this Clause 5 shall apply to Completion so deferred) provided that such deferral may only occur once.

6.	Waiver; release.

6.1	Each Vendor acknowledges and agrees that, from and after Completion, such Vendor shall have no rights with respect to his or her Relevant Shares or Relevant Existing Loans. The transactions contemplated hereby (including the payment and delivery of the Share Consideration and the Loan Consideration on the terms set forth herein) are intended by the parties to satisfy in full all obligations owed to the Vendors under the Camfaud Articles (including 30.3 thereof) and the Relevant Existing Loans arising in connection with the Master Merger Agreement. To the extent the purchase and sale of the Relevant Shares or Relevant Existing Loans or the other transactions contemplated hereby are inconsistent with, are prohibited by or constitute a variance from the terms of the Camfaud Articles, Relevant Existing Loans or any related documentation, the Vendors hereby waive any rights or claims relating to such inconsistency, prohibition or variance. In furtherance of the foregoing, and subject to the Completion and effective as of the Completion, each Vendor, on behalf of such Vendor and such Vendor’s successors, assigns, next-of-kin, representatives, administrators, executors, agents and any other person or entity claiming by, through, or under any of the foregoing, unconditionally and irrevocably releases, waives and forever discharges each of the Company, Purchaser or any of their respective Affiliates (including PGP) to the fullest extent permitted by law, any from any and all claims, demands, damages, judgments, causes of action and liabilities of any nature whatsoever, whether or not known, suspected or claimed, arising directly or indirectly from any act, omission, event or transaction occurring (or any circumstances existing) on or prior to the Completion Date, but excluding Retained Claims (collectively, “Claims”), it may have with respect to its Relevant Shares and Relevant Existing Loans, including, without limitation, any Claims that the purchase and sale of the Relevant Shares hereunder was not completed in accordance with the Camfaud Articles or that the purchase and sale of the Relevant Existing Loans was not completed in accordance with the terms of the Relevant Existing Loans. Notwithstanding the foregoing, nothing in this Clause 6 shall relieve any person from any claim arising from or in connection with this Agreement, the Put/Call Agreement, any other agreement entered into by each Vendor in connection with his or her entry into this Agreement or the Vendors rights (if any) under the UK Camfaud Acquisition Agreement or the UK Oxford Acquisition Agreement to any Contingent Deferred Consideration (as such term is defined in the UK Camfaud Acquisition Agreement and UK Oxford Acquisition Agreement) (collectively, “Retained Claims”).

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7.	WARRANTIES of the Vendors

7.1	Each Vendor warrants to the Purchaser as at the date of this Agreement in the terms set out in Schedule 4.

7.2	Each Vendor undertakes to the Purchaser that as at the date of this Agreement and as at Completion:

(a)	the Shares constitute all of the shares in the Company held by the Vendors; and

(b)	the Existing Loans constitute all of the outstanding indebtedness to the applicable Vendor by the Company (other than any unpaid salary or other sums due to the Vendors from the Company in connection with the Vendor’s employment).

7.3	The Warranties are deemed to be repeated immediately before Completion by reference to the facts and circumstances then existing and any reference made to the date of this Agreement (whether express or implied) in relation to any Warranty shall be construed, in relation to such repetition, as a reference to the Completion Date.

7.4	Each Vendor acknowledges that the Purchaser is entering into this Agreement on the basis of and in express reliance on the Warranties.

8.	WARRANTIES OF THE PURCHASER AND TOPCO

8.1	The Purchaser warrants to the Vendors as at the date of this Agreement in the terms set out in paragraphs 1.1 to 1.4 of Schedule 5. The warranties so given by the Purchaser are deemed to be repeated immediately before Completion by reference to the facts and circumstances then existing and any reference made to the date of this Agreement (whether express or implied) in relation to any Warranty shall be construed, in relation to such repetition, as a reference to the Completion Date.

8.2	TopCo warrants to the Vendors as at the date of this Agreement in the terms set out in paragraphs 1.5 to 1.8 Schedule 5. The warranties so given by TopCo are deemed to be repeated immediately before Completion by reference to the facts and circumstances then existing and any reference made to the date of this Agreement (whether express or implied) in relation to any Warranty shall be construed, in relation to such repetition, as a reference to the Completion Date.

9.	Escrow; holder representative

9.1	The Vendors selling Shares hereunder acknowledge that the Relevant Indemnity Escrow Amount and the Relevant Adjustment Escrow Amount will form a portion of the Master Merger Indemnity Escrow Amount and Master Merger Adjustment Escrow Amount, respectively, that may be used as a source of funds to satisfy certain indemnification and purchase price adjustment obligations, respectively, pursuant to the Master Merger Agreement as more fully set forth therein. Each such Vendor acknowledges and agrees that he shall be entitled to receive his Relevant Share Percentage of the Vendor Escrow Portion of any releases from the Master Merger Escrows, or payment of its pro rata share of any positive Adjustment Amount, subject to and in accordance with, and only at the times and in the amounts set forth in, the Master Merger Agreement and the Escrow Agreement.

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9.2	The Vendors acknowledge PGP is the initial Holder Representative under the Master Merger Agreement, and that the Holder Representative is entitled to take certain actions with respect to the release and disposition of the Master Merger Escrows and to take certain other actions with respect to the purchase price adjustment and indemnification pursuant to the Master Merger Agreement as more fully set forth therein. Each Vendor has read and understands the terms and conditions of the Master Merger Agreement and hereby ratifies the appointment of PGP Investors, LLC as the Holder Representative on his or her, or its behalf pursuant to, and in accordance with, the Master Merger Agreement. Article XI of the Master Merger Agreement is hereby incorporated by reference to apply to the Vendors mutatis mutandis with respect to all matters under the Master Merger Agreement relating to indemnification, purchase price adjustment or that may otherwise affect or impact the release or disposition of the Master Merger Escrows.

10.	CONFIDENTIALITY AND ANNOUNCEMENTS

10.1	Subject to Clause 10.4, each party:

(a)	shall treat as strictly confidential:

(i)	the provisions of this Agreement and the other Transaction Documents and the process of their negotiation;

(ii)	in the case of the Vendors, any information received or held by the Vendors or any of its Representatives which relates to the Purchaser Group or, following Completion, the Company,

(together “Confidential Information”); and

(b)	shall not, except with the prior written consent of the other party (which shall not be unreasonably withheld or delayed), make use of (save for the purposes of performing its obligations under this Agreement) or disclose to any person (other than its Representatives and providers of finance for the purposes of the Transaction in accordance with Clause 10.2) any Confidential Information.

10.2	Each party undertakes that it shall only disclose Confidential Information to Representatives and providers of finance for the purposes of the Transaction where it is reasonably required for the purposes of performing its obligations under this Agreement, the Master Merger Agreement or the other Transaction Documents and only where such recipients are informed of the confidential nature of the Confidential Information and the provisions of this Clause 10 and instructed to comply with this Clause 10 as if they were a party to it.

10.3	The Vendors shall not make any announcement (including any communication to the public, to any customers suppliers or employees of the Company) concerning the subject matter of this Agreement without the prior written consent of the Purchaser (which shall not be unreasonably withheld or delayed).

10.4	Nothing in this Clause 10 shall prevent or restrict the Purchaser or any of its Affiliates, or any of their respective directors, officers, employees, agents, consultants and advisers from passing any information to:

(a)	any purchaser or potential purchaser of the Company or the Purchaser Group and any parent undertaking of the Purchaser;

(b)	any provider of finance to the Purchaser Group, including (provided they have a duty to keep such information confidential) their advisors;

(c)	any general partner, limited partner, trustee, nominee or manager of, or adviser to, the Purchaser or of or to any of its Affiliates, or any investor or potential investor in any of them, or any provider of finance to any such general partner, limited partner, investor or potential investor or any of their advisers;

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(d)	any co-investment scheme of the Purchaser or any of its Affiliates or any person holding shares under such scheme or entitled to the benefit of shares under such scheme; or

(e)	any company or fund (including any unit trust, investment trust, limited partnership or general partnership) which is advised by, or the assets of which are managed by (whether solely or jointly with others), the Purchaser or its Affiliates or in respect of which such person is a general partner, or which is advised or managed by such person’s general partner, trustee, nominee, manager or adviser, or any potential investors in any such company or fund or any potential such company or fund.

10.5	Clause 10.1 and 10.3 shall not apply if and to the extent that the party using or disclosing Confidential Information or making such announcement can demonstrate that:

(a)	such disclosure or announcement is required by Law or by any stock exchange or any supervisory, regulatory, governmental or anti-trust body (including, for the avoidance of doubt, any Tax Authority) having applicable jurisdiction;

(b)	such disclosure or announcement is required in order to facilitate any assignment or proposed assignment of the whole or any part of the rights or benefits under this Agreement which is permitted by Clause 17; or

(c)	the Confidential Information concerned has come into the public domain other than through its fault (or that of its Representatives) or the fault of any person to whom such Confidential Information has been disclosed in accordance with this Clause 10.5.

10.6	The provisions of this Clause 10 shall survive termination of this Agreement or Completion, as the case may be, and shall continue indefinitely regardless of whether this Agreement is terminated.

11.	TERMINATION

11.1	Where:

(a)	the Master Merger Agreement has been validly terminated prior to the Master Merger Completion;

(b)	the Vendors are in breach of any of the Warranties as given at the date of this Agreement;

(c)	the Vendors are in breach of any of their obligations under Clause 5.4(a) or Schedule 2; or

(d)	there would be, if Completion were to occur, a breach of one or more of the Warranties as repeated immediately before Completion under Clause 7.2,

the Purchaser may at any time at or prior to Completion (in addition to and without prejudice to any other rights and remedies it may have) serve written notice on the Vendor terminating this Agreement without liability on its part, in which case this Agreement shall cease to have effect immediately except for the provisions of Clauses 1, 9, 11, 13 and 15 to 22.1 and any rights or liabilities that have accrued prior to termination under this Agreement.

12.	FURTHER ASSURANCE

The Vendors shall, at their own cost, promptly execute and deliver all such documents and do all such things and provide all such information and assistance, as the Purchaser may from time to time reasonably require for the purpose of giving full effect to the provisions of this Agreement and to secure for the Purchaser the full benefit of the rights, powers and remedies conferred upon it under this Agreement.

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13.	ENTIRE AGREEMENT AND REMEDIES

13.1	This Agreement and the other Transaction Documents together set out the entire agreement between the parties relating to the sale and purchase of the Shares and, save to the extent expressly set out in this Agreement or any other Transaction Document, supersede and extinguish any prior drafts, agreements, undertakings, representations, warranties, promises, assurances and arrangements of any nature whatsoever, whether or not in writing, relating thereto. This Clause shall not exclude any liability for or remedy in respect of fraudulent misrepresentation.

13.2	If there is any conflict between the terms of this Agreement and any other agreement, this Agreement shall prevail (as between the parties to this Agreement and as between the Vendors, their Affiliates and any members of the Purchaser Group) unless:

(a)	such other agreement expressly states that it overrides this Agreement in the relevant respect; and

(b)	the Vendors and the Purchaser are either also parties to that other agreement or otherwise expressly agree in writing that such other agreement shall override this Agreement in that respect.

13.3	The rights, powers, privileges and remedies provided in this Agreement are cumulative and not exclusive of any rights, powers, privileges or remedies provided by Law.

14.	POST-COMPLETION EFFECT OF AGREEMENT

Notwithstanding Completion:

(a)	each provision of this Agreement and any other Transaction Document not performed at or before Completion but which remains capable of performance;

(b)	the Warranties; and

(c)	all covenants, indemnities and other undertakings and assurances contained in or entered into pursuant to this Agreement or any other Transaction Document will remain in full force and effect and, except as otherwise expressly provided, without limit in time.

15.	WAIVER AND VARIATION

15.1	A failure or delay by a party to exercise any right or remedy provided under this Agreement or by Law, whether by conduct or otherwise, shall not constitute a waiver of that or any other right or remedy, nor shall it preclude or restrict any further exercise of that or any other right or remedy. No single or partial exercise of any right or remedy provided under this Agreement or by Law, whether by conduct or otherwise, shall preclude or restrict the further exercise of that or any other right or remedy.

15.2	A waiver of any right or remedy under this Agreement shall only be effective if given in writing and shall not be deemed a waiver of any subsequent breach or default.

15.3	No variation or amendment of this Agreement shall be valid unless it is in writing and duly executed by or on behalf of all of the parties to this Agreement. Unless expressly agreed, no variation or amendment shall constitute a general waiver of any provision of this Agreement, nor shall it affect any rights or obligations under or pursuant to this Agreement which have already accrued up to the date of variation or amendment and the rights and obligations under or pursuant to this Agreement shall remain in full force and effect except and only to the extent that they are varied or amended.

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16.	INVALIDITY

Where any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the Laws of any jurisdiction then such provision shall be deemed to be severed from this Agreement and, if possible, replaced with a lawful provision which, as closely as possible, gives effect to the intention of the parties under this Agreement and, where permissible, that shall not affect or impair the legality, validity or enforceability in that, or any other, jurisdiction of any other provision of this Agreement.

17.	ASSIGNMENT

17.1	Except as provided in this Clause 17 or as the parties specifically agree in writing, no person shall assign, transfer, charge or otherwise deal with all or any of its rights under this Agreement nor grant, declare, create or dispose of any right or interest in it.

17.2	Subject to Clause 17.3, the Purchaser may assign the benefit of this Agreement and/or of any other Transaction Document to which it is a party, in whole or in part, to, and it may be enforced by:

(a)	any member of the Purchaser Group;

(b)	any third party which is the legal and/or beneficial owner from time to time of any or all of the Shares or the assets of any of the Group Companies as if such person was the Purchaser under this Agreement; or

(c)	any bank or financial institution lending money or making other banking facilities available to the Purchaser, by way of security, or any refinancing thereof.

Any such person to whom an assignment is made under this Clause 17.2 may itself make an assignment as if it were the Purchaser under this Clause 17.2.

17.3	Any assignment made pursuant to this Clause 17 shall be on the basis that:

(a)	the Vendor may discharge its obligations under this Agreement to the assignor until it receives notice of the assignment;

(b)	the liability of the Vendor to any assignee shall not be greater than its liability to the Purchaser; and

(c)	the Purchaser will remain liable for any obligations under this Agreement.

18.	NOTICES

18.1	Any notice or other communication given under this Agreement or in connection with the matters contemplated herein shall, except where otherwise specifically provided, be in writing in the English language, addressed as provided in Clause 18.2 and served:

(a)	by courier, in which case it shall be deemed to have been given two Business Days after its delivery to a representative of the courier; or

(b)	by e-mail, in which case it shall be deemed to have been given when despatched unless an automated response or bounce back is received; provided that any notice despatched outside Working Hours shall be deemed given at the start of the next period of Working Hours.

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18.2	Notices under this Agreement shall be sent for the attention of the person and to the address, or e-mail address, subject to Clause 18.3, as set out below:

For the Vendors:

Name:	Brendan Murphy

Address:	High Road, Thornwood Common, Epping, Essex, United Kingdom, CM16 6LU

E-mail address:	brendan.murphy@camfaud.co.uk

with a copy to:

Name:	Geldards LLP

For the attention of:	Paul Feenan

Address:	The Arc, Enterprise Way, Nottingham, NG2 1EN

E-mail address:	paul.feenan@geldards.com

For the Purchaser:

Name:	Lux Concrete Holdings II S.à r.l. c/o Concrete Pumping Holdings, Inc.

For the attention of:	Mary Ellen Kanoff, General Counsel

Address:	10250 Constellation Blvd #2230, Los Angeles, CA 90067

E-mail address:	mkanoff@peninsulapacific.com

with a copy to:

Name:	Latham & Watkins LLP

For the attention of:	Jason Silvera, Sean Denvir

Address:	10250 Constellation Blvd #1100, Los Angeles, CA 90067
E-mail address:	jason.silvera@lw.com; sean.denvir@lw.com

For TopCo:

Name:	Concrete Pumping Holdings Acquisition Corp. c/o Industrea Acquisition Corp.

For the attention of:	Tariq Osman

Address:	28 W. 44th Street, Suite 501, New York, New York 10036

E-mail address:	tosman@argandequity.com

with a copy to:

Name:	Winston & Strawn LLP

For the attention of:	Dominick P. DeChiara, Bryan C. Goldstein

Address:	200 Park Avenue, New York, New York 10166

E-mail address:	ddechiara@winston.com, bgoldstein@winston.com

18.3	Any party to this Agreement may notify the other party of any change to its address or other details specified in Clause 18.1 provided that such notification shall only be effective on the date specified in such notice or five Business Days after the notice is given, whichever is later.

19.	COSTS

Each party shall bear its own costs arising out of or in connection with the preparation, negotiation and implementation of this Agreement and all other Transaction Documents. Stamp Duty payable as a result of the sale of the Relevant Shares shall be borne by the Purchaser.

20.	RIGHTS OF THIRD PARTIES

20.1	The specified third party beneficiaries of the undertakings referred to in Clauses 3.4, 6.1 and 16, shall, in each case, have the right to enforce the relevant terms by reason of the Contracts (Rights of Third Parties) Act 1999.

20.2	Except as provided in Clause 20.1, a person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

21.	COUNTERPARTS

This Agreement may be executed in any number of counterparts. Each counterpart shall constitute an original of this Agreement but all the counterparts together shall constitute but one and the same instrument.

22.	GOVERNING LAW AND JURISDICTION

22.1	This Agreement and any non-contractual rights or obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of England and Wales.

22.2	The parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any Disputes, and waive any objection to proceedings before such courts on the grounds of venue or on the grounds that such proceedings have been brought in an inappropriate forum.

22.3	For the purposes of this Clause, “Dispute” means any dispute, controversy, claim or difference of whatever nature arising out of, relating to, or having any connection with this Agreement, including a dispute regarding the existence, formation, validity, interpretation, performance or termination of this Agreement or the consequences of its nullity and also including any dispute relating to any non-contractual rights or obligations arising out of, relating to, or having any connection with this Agreement.

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Schedule 1

The vendors

Vendor name	B Ordinary Shares (number)	Existing Loans (principal amount)	Relevant Rollover Amount
David Faud		£	£
Peter Faud		£	£
Brendan Murphy		£	£
Damian Shepherd		£	£
Evelyn Murphy		£	£
TOTAL		£	£

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Schedule 2

PARTICULARS OF THE COMPANY

Company Name	Camfaud Group Limited

Registered Number	10473517

Registered Office	High Road, Thornwood Common, Epping, Essex, United Kingdom, CM16 6LU

Date and Place of Incorporation	10 November 2016, England

Directors	Robert Ray Buck

Scott Anthony Farquhar

David Anthony Faud

David Robert Holmes

Matthew Marc Homme

John Gregory Hudek

Mary Ellen Kanoff

Martin Brent Stevens

Bruce Franklin Young

Issued Share Capital	887,999 A Ordinary Shares of £0.01

12,000 B Ordinary Shares of £0.02

Accounting Reference Date	31 October

Auditors	RSM UK Audit LLP

Tax Residence	UK

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Schedule 3

COMPLETION OBLIGATIONS

1.	VENDORS’ OBLIGATIONS

1.1	At Completion the Vendors shall:

(a)	deliver to the Purchaser or procure the delivery to the Purchaser of:

(i)	all documents, duly executed and/or endorsed where required, required to enable title to all of the Shares to pass into the name of the Purchaser (or its nominees);

(ii)	share certificates, or equivalent documents in the relevant jurisdiction, in respect of all of the Shares, or an indemnity in Agreed Form for any lost share certificates;

(iii)	such waivers or consents as the Purchaser may require to enable the Purchaser (or its nominees) to be registered as holders of the Shares;

(iv)	irrevocable powers of attorney in Agreed Form given by the Vendors in favour of the Purchaser (or its nominees) in respect of rights attaching to the Shares;

(v)	the original of any power of attorney in Agreed Form under which any document to be delivered to the Purchaser under this paragraph 1 has been executed; and

(vi)	a counterpart of the Deed of Termination duly executed by the Vendors.

2.	PURCHASER’S OBLIGATIONS

2.1	At Completion the Purchaser shall subject to due performance by the Vendors of their obligations under Clause 5.3(a) and paragraph 1 of this Schedule 3:

(a)	a counterpart of the Deed of Termination duly executed by the Purchaser and the Company;

(b)	pay or cause to be paid into the Vendors’ Solicitors’ Bank Account the amount required in accordance with Clause 3.3(b)(ii) in respect of each Vendor;

(c)	pay or cause to be paid into the Escrow Agent the amount required in accordance with Clause 3.3(a)(i) in respect of each Vendor;

(d)	issue to each Vendor such principal amount of Exchange Loan Notes as required in accordance with Clause 3.3(a) and provide executed certificates in respect of such Exchange Loan Notes; and

(e)	deliver to the Vendors a copy of a board resolution of the Purchaser approving the Transaction and the execution by the Purchaser of the Transaction Documents and any other documents referred to in this Agreement.

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Schedule 4

vendor WARRANTIES

1.1	The Vendor has taken all necessary action and has all requisite power and authority to enter into and perform this Agreement and the other Transaction Documents in accordance with their terms.

1.2	This Agreement and the other Transaction Documents constitute (or shall constitute when executed) valid, legal and binding obligations on the Vendor in the terms of the Agreement and such other Transaction Documents.

1.3	The execution and delivery of this Agreement and the other Transaction Documents by the Vendor and the performance of and compliance with its terms and provisions will not conflict with or result in a breach of, or constitute a default under, any agreement or instrument to which the Vendor is a party or by which it is bound, or any Law, order or judgment that applies to or binds any such person or any of its property.

1.4	No consent, action, approval or authorisation of, and no registration, declaration, notification or filing with or to, any Authority is required to be obtained, or made, by the Vendor to authorise the execution or performance of this Agreement by such persons.

1.5	The Vendor is the sole legal and beneficial owner of the Shares set opposite his name in column 2 of Schedule 1 and is entitled to transfer the legal and beneficial title to such Shares on the terms set out in this Agreement. Such Shares are fully paid up and free from Encumbrances and there is no agreement or commitment to give such Encumbrances.

1.6	The Vendor is the sole legal and beneficial owner of the Existing Loans set opposite his name in column 3 of Schedule 1 and is entitled to transfer the legal and beneficial title to such Existing Loans on the terms set out in this Agreement. Such Existing Loans are free from Encumbrances and there is no agreement or commitment to give such Encumbrances.

1.7	The Vendor warrants that he has never been the subject of a bankruptcy order, had a bankruptcy petition filed against him or entered into an individual voluntary arrangement with his creditors.

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Schedule 5

purchaser and topco WARRANTIES

1.1	The Purchaser is validly incorporated, in existence and duly registered under the laws of its country of incorporation.

1.2	The Purchaser has taken all necessary action and has all requisite power and authority to enter into and perform this Agreement and the other Transaction Documents in accordance with their terms.

1.3	This Agreement and the other Transaction Documents constitute (or shall constitute when executed) valid, legal and binding obligations on the Purchaser in accordance with their terms.

1.4	The execution and delivery of this Agreement and the other Transaction Documents by the Purchaser and the performance of and compliance with their terms and provisions will not conflict with or result in a breach of, or constitute a default under, the constitutional documents of the Purchaser, any agreement or instrument to which the Purchaser is a party or by which it is bound, or any Law or order that applies to or binds the Purchaser or any of its property.

1.5	Topco is validly incorporated, in existence and duly registered under the laws of its country of incorporation.

1.6	Topco has taken all necessary action and has all requisite power and authority to enter into and perform this Agreement and the other Transaction Documents to which it is a party in accordance with their terms.

1.7	This Agreement and the other Transaction Documents to which Topco is a party constitute (or shall constitute when executed) valid, legal and binding obligations on Topco in accordance with their terms.

1.8	The execution and delivery of this Agreement and the other Transaction Documents to which Topco is a party by Topco and the performance of and compliance with their terms and provisions will not conflict with or result in a breach of, or constitute a default under, the constitutional documents of Topco, any agreement or instrument to which Topco is a party or by which it is bound, or any Law or order that applies to or binds Topco or any of its property.

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Schedule 6

Put/Call Agreement

__________ 20

THE MANAGERS

CONCRETE PUMPING HOLDINGS ACQUISITION CORPORATION

CONCRETE PUMPING INTERMEDIATE ACQUISITION CORP.

CONCRETE PUMPING HOLDINGS, INC.

CONCRETE PUMPING INTERMEDIATE HOLDINGS, LLC

BRUNDAGE-BONE CONCRETE PUMPING, INC.

GREYSTONE PUMPING HOLDINGS SRL

LUX CONCRETE HOLDINGS I S.À R.L.

and

LUX CONCRETE HOLDINGS II S.À R.L.

PUT AND CALL OPTIONS

99 Bishopsgate

London EC2M 3XF

United Kingdom

Tel: +44.20.7710.1000

www.lw.com

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36.	CPIHAC CONSIDERATION	17

37.	CPIHAC COMPLETION	17

38.	GRANT OF THE CPHAC OPTIONS	18

39.	CPHAC OPTION PERIOD	18

40.	EXERCISE OF CPHAC PUT OPTION	19

41.	EXERCISE OF CPHAC CALL OPTION	19

42.	CPHAC CONSIDERATION	19

43.	CPHAC COMPLETION	19

44.	TERMINATION	20

45.	Tax	20

46.	WARRANTIES	20

47.	COMPANY PROTECTION	22

48.	FURTHER ASSURANCE	22

49.	ENTIRE AGREEMENT AND REMEDIES	22

50.	NOTICE	22

51.	GENERAL	23

52.	COUNTERPARTS	23

53.	GOVERNING LAW AND JURISDICTION	23

Schedule 1 MANAGERS		24

Schedule 2 Lux I EXERCISE NOTICE		25

Schedule 3 GPHS EXERCISE NOTICE		26

Schedule 4 BCPI EXERCISE NOTICE		27

Schedule 5 CPLLC EXERCISE NOTICE		28

Schedule 6 CPHI EXERCISE NOTICE		29

Schedule 7 CPIHAC EXERCISE NOTICE		30

Schedule 8 CPHAC EXERCISE NOTICE		31

Schedule 9 stockholders agreement		32

Schedule 10 manager warranties		33

Schedule 11 CPHAC warranties		35

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THIS DEED is made on __________20

BETWEEN

(1)	THE MANAGERS, being those persons whose names and addresses are set out in Schedule 1 (the “Managers”);

(2)	CONCRETE PUMPING HOLDINGS ACQUISITION CORPORATION., a [ • ] incorporated in [ • ] with registered number [ • ] and having its registered office at [ • ] (“CPHAC”);

(3)	CONCRETE PUMPING INTERMEDIATE ACQUISITION CORP., a [ • ] incorporated in [ • ] with registered number [ • ] and having its registered office at [ • ] (“CPIHAC”);

(4)	CONCRETE PUMPING HOLDINGS, INC., a [ • ] incorporated in [ • ] with registered number [ • ] and having its registered office at [ • ] (“CPHI”);

(5)	CONCRETE PUMPING INTERMEDIATE HOLDINGS, LLC, a [ • ] incorporated in [ • ] with registered number [ • ] and having its registered office at [ • ] (“CPLLC”);

(6)	BRUNDAGE-BONE CONCRETE PUMPING, INC., a [ • ] incorporated in [ • ] with registered number [ • ] and having its registered office at [ • ] (“BCPI”);

(7)	GREYSTONE PUMPING HOLDINGS SRL, a [ • ] incorporated in [ • ] with registered number [ • ] and having its registered office at [ • ] (“GPHS”);

(8)	LUX CONCRETE HOLDINGS I S.À R.L., a [ • ] incorporated in [ • ] with registered number [ • ] and having its registered office at [ • ] (“Lux I”); and

(9)	LUX CONCRETE HOLDINGS II S.À R.L., a [ • ] incorporated in [ • ] with registered number [ • ] and having its registered office at [ • ] (“Lux II”).

WHEREAS

(A)	The Managers shall be issued Lux II Loan Notes pursuant to Clause [ • ] of the SPA.

(B)	Lux I has agreed to grant a put option in favour of each of the Managers in respect of his Lux II Loan Notes, and each of the Managers has agreed to grant a call option in respect of his Lux II Loan Notes in favour of Lux I, on the terms of this Deed.

(C)	GPHS has agreed to grant a put option in favour of each of the Managers in respect of his Lux I Loan Notes, and each of the Managers has agreed to grant a call option in respect of his Lux I Loan Notes in favour of GPHS, on the terms of this Deed.

(D)	BCPI has agreed to grant a put option in favour of each of the Managers in respect of his GPHS Loan Notes, and each of the Managers has agreed to grant a call option in respect of his GPHS Loan Notes in favour of BCPI, on the terms of this Deed.

(E)	CPLLC has agreed to grant a put option in favour of each of the Managers in respect of his BCPI Loan Notes, and each of the Managers has agreed to grant a call option in respect of his BCPI Loan Notes in favour of CPLLC, on the terms of this Deed.

(F)	CPHI has agreed to grant a put option in favour of each of the Managers in respect of his CPLLC Loan Notes, and each of the Managers has agreed to grant a call option in respect of his CPLLC Loan Notes in favour of CPHI, on the terms of this Deed.

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(G)	CPIHAC has agreed to grant a put option in favour of each of the Managers in respect of his CPHI Loan Notes, and each of the Managers has agreed to grant a call option in respect of his CPHI Loan Notes in favour of CPIHAC, on the terms of this Deed.

(H)	CPHAC has agreed to grant a put option in favour of each of the Managers in respect of his CPIHAC Loan Notes, and each of the Managers has agreed to grant a call option in respect of his CPIHAC Loan Notes in favour of CPHAC, on the terms of this Deed.

IT IS AGREED THAT

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Deed, unless the context otherwise requires:

“Affiliate” means:

(a)	in the case of a person that is a body corporate, any subsidiary undertaking or parent undertaking of that person and any subsidiary undertaking of any such parent undertaking or any entity which manages and/or advises any such entity, in each case from time to time;

(b)	in the case of a person that is an individual, any spouse, co-habitee and/or lineal descendants by blood or adoption or any person or persons acting in its or their capacity as trustee or trustees of a trust of which such individual is the settler or any company controlled directly or indirectly by any aforementioned persons or in which such aforementioned persons have 20 per cent. or more of the voting power at a general meeting of such company or 20 per cent. or more of the equity share capital of such company; and

(c)	any Affiliate of any person in paragraphs (a) and (b) above,

“Authority” has the meaning set out in the SPA;

“B Ordinary Shares” has the meaning set out in the Investment Agreement;

“BCPI Call Option” means the call option granted to BCPI by Clause 15.2;

“BCPI Completion” means the completion of the sale and purchase of the GPHS Loan Notes;

“BCPI Exercise Date” means the date of service of the BCPI Exercise Notice;

“BCPI Exercise Notice” means the written notice given in accordance with Clause 16.1 or 17.1 substantially in the form set out in Schedule 4;

“BCPI Lapse” means lapse of the BCPI Put Option in accordance with Clause 15.1 or the BCPI Call Options in accordance with Clause 15.2;

“BCPI Loan Note Instrument” means the deed constituting the BCPI Loan Notes to be entered into by BCPI in the Agreed Form;

“BCPI Loan Notes” means the 0.1 per cent. loan notes in an aggregate principal amount of £[ • ] constituted by the BCPI Loan Note Instrument in the Agreed Form;

“BCPI Put Option” means the option granted to the Managers by Clause 16.1;

“Business Day” means a day other than a Saturday or Sunday or a public holiday in England and Wales, Luxembourg and the United States;

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“CPHAC Call Option” means the call option granted to CPHAC by Clause 39.2;

“CPHAC Common Shares” means shares of common stock, par value $0.0001 per share, of CPHAC;

“CPHAC Completion” means the completion of the sale and purchase of the CPIHAC Loan Notes;

“CPHAC Exercise Date” means the date of service of the CPHAC Exercise Notice;

“CPHAC Exercise Notice” means the written notice given in accordance with Clause 40.1 or 41.1 substantially in the form set out in Schedule 8];

“CPHAC Lapse” means lapse of the CPHAC Put Option in accordance with Clause 39.1 or the CPHAC Call Options in accordance with Clause 39.2;

“CPHAC Put Option” means the option granted to the Managers by Clause 39.1;

“CPHAC Stockholders Agreement” means a Stockholders Agreement, substantially in the form attached hereto Schedule 9, by and among Industrea Alexandria LLC, a Delaware limited liability company, CPHAC and the other parties thereto;

“CPHI Call Option” means the call option granted to CPHI by Clause 26.2;

“CPHI Completion” means the completion of the sale and purchase of the CPLLC Loan Notes;

“CPHI Exercise Date” means the date of service of the CPHI Exercise Notice;

“CPHI Exercise Notice” means the written notice given in accordance with Clause 28.1 or 29.1 substantially in the form set out in Schedule 6;

“CPHI Lapse” means lapse of the CPHI Put Option in accordance with Clause 27.1 or the CPHI Call Options in accordance with Clause 27.2;

“CPHI Loan Note Instrument” means the deed constituting the CPHI Loan Notes to be entered into by CPHI in the Agreed Form;

“CPHI Loan Notes” means the 0.1 per cent. loan notes in an aggregate principal amount of £[ • ] constituted by the CPHI Loan Note Instrument in the Agreed Form;

“CPHI Put Option” means the option granted to the Managers by Clause 26.1;

“CPIHAC Call Option” means the call option granted to CPIHAC by Clause 32.2;

“CPIHAC Completion” means the completion of the sale and purchase of the CPHI Loan Notes;

“CPIHAC Exercise Date” means the date of service of the CPIHAC Exercise Notice;

“CPIHAC Exercise Notice” means the written notice given in accordance with Clause 34.1 or 35.1 substantially in the form set out in Schedule 7;

“CPIHAC Lapse” means lapse of the CPIHAC Put Option in accordance with Clause 33.1 or the CPIHAC Call Options in accordance with Clause 33.2;

“CPIHAC Loan Note Instrument” means the deed constituting the CPIHAC Loan Notes to be entered into by CPIHAC in the Agreed Form;

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“CPIHAC Loan Notes” means the 0.1 per cent. loan notes in an aggregate principal amount of £[ • ] constituted by the CPIHAC Loan Note Instrument in the Agreed Form;

“CPIHAC Put Option” means the option granted to the Managers by Clause 32.1;

“CPLLC Exercise Date” means the date of service of the CPLLC Exercise Notice;

“CPLLC Exercise Notice” means the written notice given in accordance with Clause 22.1 or 23.1 substantially in the form set out in Schedule 5;

“CPLLC Lapse” means lapse of the CPLLC Put Option in accordance with Clause 21.1 or the CPLLC Call Options in accordance with Clause 21.2;

“CPLLC Loan Note Instrument” means the deed constituting the CPLLC Loan Notes to be entered into by CPLLC in the Agreed Form;

“CPLLC Loan Notes” means the 0.1 per cent. loan notes in an aggregate principal amount of £[ • ] constituted by the CPLLC Loan Note Instrument in the Agreed Form;

“CPLLC Put Option” means the option granted to the Managers by Clause 20.1;

“Encumbrances” means a mortgage, charge, lien, option, pledge, claim, equitable right, power of sale, hypothecation, retention of title, right of pre-emption, right of first refusal or other third-party interest, encumbrance or security interest of any kind or an agreement, arrangement or obligation to create any of the foregoing, and “Encumber” shall be construed accordingly;

“GPHS Call Option” means the call option granted to GPHS by Clause 8.2;

“GPHS Completion” means the completion of the sale and purchase of the Lux I Loan Notes;

“GPHS Exercise Date” means the date of service of the GPHS Exercise Notice;

“GPHS Exercise Notice” means the written notice given in accordance with Clause 10.1 or 11.1 substantially in the form set out in Schedule 3;

“GPHS Lapse” means lapse of the GPHS Put Option in accordance with Clause 9.1 or the CPHI Call Options in accordance with Clause 9.2;

“GPHS Loan Note Instrument” means the deed constituting the GPHS Loan Notes to be entered into by GPHS in the Agreed Form;

“GPHS Loan Notes” means the 0.1 per cent. loan notes in an aggregate principal amount of £[ • ] constituted by the GPHS Loan Note Instrument in the Agreed Form;

“GPHS Put Option” means the option granted to the Managers by Clause 8.1;

“Group” means Lux II, any presently existing or future holding company or undertaking of Lux II and any presently existing or future subsidiaries and subsidiary undertakings of Lux II or such holding company or undertaking;

“Group Company” means any company within the Group;

“Industrea” means Industrea Acquisition Corp., a Delaware corporation;

“Investment Agreement” means an agreement to be entered into on or around the date of this deed between, amongst others, the Managers, [ • ] and [ • ];

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“Lapse” means each of the Lux I Lapse, the GPHS Lapse, the BCPI Lapse, the CPLLC Lapse, the CPHI Lapse, the CPIHAC Lapse and the CPHAC Lapse;

“Law” means all applicable legislation, statutes, directives, regulations, judgments, decisions, decrees, orders, instruments, by-laws, and other legislative measures or decisions having the force of law, treaties, conventions and other agreements between states, or between states and the European Union or other supranational bodies, rules of common law, customary law and equity and all civil or other codes and of other laws of, or having effect in, any jurisdiction from time to time;

“Lux I Call Option” means the call option granted to Lux I by Clause 2.2;

“Lux I Completion” means the completion of the sale and purchase of the Lux II Loan Notes;

“Lux I Exercise Date” means the date of service of the Lux I Exercise Notice;

“Lux I Exercise Notice” means the written notice given in accordance with Clause 4.1 or 5.1 substantially in the form set out in Schedule 2;

“Lux I Lapse” means lapse of the Lux I Put Option in accordance with Clause 3.1 or the Lux I Call Options in accordance with Clause 3.2;

“Lux I Loan Note Instrument” means the deed constituting the Lux I Loan Notes to be entered into by Lux I in the Agreed Form;

“Lux I Loan Notes” means the 0.1 per cent. loan notes in an aggregate principal amount of £[ • ] constituted by the Lux I Loan Note Instrument in the Agreed Form;

“Lux I Put Option” means the option granted to the Managers by Clause 2.1;

“Lux II Loan Note Instrument” means the deed constituting the Lux II Loan Notes to be entered into by Lux II in the Agreed Form;

“Lux II Loan Notes” means the 0.1 per cent. loan notes in an aggregate principal amount of £[ • ] constituted by the Lux II Loan Note Instrument in the Agreed Form;

“Master Merger Agreement” has the meaning given in the SPA;

“Nasdaq” means the Nasdaq Stock Market;

“Option” means each of the Lux I Call Option, the Lux I Put Option, the GPHS Call Option, the GPHS Put Option, the BCPI Call Option, the BCPI Put Option, the CPLLC Call Option, the CPLLC Put Option, the CPHI Call Option, the CPHI Put Option, the CPIHAC Call Option, the CPIHAC Call Option, the CPHAC Call Option and the CPHAC Put Option;

“Preference Shares” has the meaning set out in the Investment Agreement;

“Rollover Loan Notes” means the Lux I Loan Notes, Lux II Loan Notes, GPHS Loan Notes, BCPI Loan Notes, CPLLC Loan Notes, CPHI Loan Notes and CPIHAC Loan Notes;

“Securities Act” means the United States Securities Act of 1933, as amended;

“SPA” means the share purchase agreement between, amongst others, Lux II and the Managers dated [ • ];

“SPA Completion” means the completion of the sale and purchase of the shares of Camfaud Group Limited pursuant to the SPA; and

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“Tax” means (a) all forms of income tax, employment-related withholding tax, National Insurance contributions, social security contributions and employment-related taxes and all related withholdings or deductions of a similar nature; and (b) all related fines, penalties, charges and interest, in each case, whether directly or primarily chargeable against, recoverable from or attributable to any person (and “Taxes” and “Taxation” shall be construed accordingly).

1.2	In this Deed, unless the context otherwise requires:

(a)	“holding company” and “subsidiary” mean “holding company” and “subsidiary”, respectively, as defined in section 1159 of the Companies Act 2006 and “subsidiary undertaking” means “subsidiary undertaking” as defined in section 1162 of the Companies Act 2006;

(b)	every reference to a particular Law shall be construed also as a reference to all other Laws made under the Law referred to and to all such Laws as amended, re-enacted, consolidated or replaced or as their application or interpretation is affected by other Laws from time to time and whether before or after Completion, provided that, as between the parties, no such amendment or modification shall apply for the purposes of this Deed to the extent that it would impose any new or extended obligation, liability or restriction on, or otherwise adversely affect the rights of, any party;

(c)	references to Clauses and Schedules are references to clauses of and schedules to this Deed, references to paragraphs are references to paragraphs of the Schedule in which the reference appears and references to this Deed include the Schedules;

(d)	references to the singular shall include the plural and vice versa, and references to one gender include any other gender;

(e)	references to a “party” mean a party to this Deed and include its successors in title, personal representatives and permitted assigns;

(f)	references to a “person” include any individual, partnership, body corporate, corporation sole or aggregate, state or agency of a state, and any unincorporated association or organisation, in each case whether or not having separate legal personality;

(g)	references to a “company” includes any company, corporation or other body corporate wherever and however incorporated or established;

(h)	references to “sterling”, “pounds sterling” or “£” are references to the lawful currency from time to time of the United Kingdom;

(i)	references to “dollar”, “USD” or “$” are references to the lawful currency from time to time of the United States of America;

(j)	for the purposes of applying a reference to a monetary sum expressed in sterling, an amount in a different currency shall be deemed to be an amount in sterling translated into pounds sterling at the mid-point pound spot rate applicable to that non-sterling currency at close of business in London on the relevant date (or, if such day is not a Business Day, on the Business Day immediately preceding such day) as shown in the Financial Times (London First Edition) published on the following day or if the Financial Times (London First Edition) is not published on that day, the middle point spot rate quoted by Barclays Bank plc at the close of business on the preceding Business Day for pounds sterling;

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(k)	references to times of the day are to London time unless otherwise stated;

(l)	references to writing shall include any modes of reproducing words in a legible and non-transitory form;

(m)	references to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court official or any other legal concept or thing shall in respect of any jurisdictions other than England be deemed to include what most nearly approximates in that jurisdiction to the English legal term;

(n)	words introduced by the word “other” shall not be given a restrictive meaning because they are preceded by words referring to a particular class of acts, matters or things; and

(o)	general words shall not be given a restrictive meaning because they are followed by words which are particular examples of the acts, matters or things covered by the general words, and the words “includes” and “including” shall be construed without limitation.

1.3	The headings and sub-headings in this Deed are inserted for convenience only and shall not affect the construction of this Deed.

1.4	References to this Deed include this Deed as amended or varied in accordance with its terms.

LUX I PUT AND CALL OPTION

2.	GRANT OF THE LUX I OPTIONS

2.1	Conditional upon SPA Completion, Lux I grants to the Managers an option to require Lux I to purchase all (but not some only) of the Lux II Loan Notes on the terms set out in this Deed.

2.2	Conditional upon SPA Completion, the Managers grant to Lux I an option to purchase all (but not some only) of the Lux II Loan Notes on the terms set out in this Deed.

2.3	The Lux II Loan Notes shall be sold with full title guarantee free from all Encumbrances and with all rights attached to them at the date of Lux I Completion.

2.4	Each of the Managers irrevocably waives any right of pre-emption and other restriction on transfer in respect of the Lux II Loan Notes conferred on him under the articles of association of Lux II or otherwise so as to permit the sale and purchase of the Lux II Loan Notes in accordance with this Deed.

3.	LUX I OPTION PERIOD

3.1	The Lux I Put Option may only be exercised between SPA Completion and one Business Day after SPA Completion, failing which the Lux I Put Option will lapse.

3.2	The Lux I Call Option may only be exercised between the time that the Lux I Put Option lapses pursuant to Clause 3.1 and two Business Days after SPA Completion, failing which the Lux I Call Option will lapse.

3.3	If both of the Lux I Put Option and the Lux I Call Option lapse pursuant to this Clause 3, all rights and obligations of the parties under this Deed shall terminate except for the provisions of Clauses 49 to 53 inclusive and any rights and liabilities that have accrued prior to that time.

3.4	For the purposes of Clause 3.1 and Clause 3.2, the date of exercise of the Lux I Put Option or the Lux I Call Option is the date on which the Lux I Exercise Notice is served.

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4.	EXERCISE OF LUX I PUT OPTION

4.1	Subject to Clause 3.1, the Lux I Put Option shall be exercised only by the Managers giving Lux I a Lux I Exercise Notice which shall include:

(a)	the date on which the Lux I Exercise Notice is given;

(b)	a statement to the effect that the Managers are exercising the Lux I Put Option; and

(c)	a signature by or on behalf of each Manager.

4.2	The Lux I Put Option may be exercised only in respect of all of the Lux II Loan Notes.

4.3	Once given, a Lux I Exercise Notice may not be revoked without the written consent of Lux I.

5.	EXERCISE OF LUX I CALL OPTION

5.1	Subject to Clause 3.2, the Lux I Call Option shall be exercised only by Lux I giving the Managers a Lux I Exercise Notice which shall include:

(a)	the date on which the Lux I Exercise Notice is given;

(b)	a statement to the effect that Lux I is exercising the Lux I Call Option; and

(c)	a signature by or on behalf of Lux I.

5.2	The Lux I Call Option may be exercised only in respect of all of the Lux II Loan Notes.

5.3	Once given, a Lux I Exercise Notice may not be revoked without the written consent of the Managers.

6.	LUX I CONSIDERATION

The consideration payable by Lux I on exercise of the Lux I Put Option or the Lux I Call Option shall be the issue of the Lux I Loan Notes to the Managers in the same proportions as the Lux II Loan Notes are held by such Managers prior to such exercise.

7.	Lux I COMPLETION

7.1	Lux I Completion shall take place at Latham & Watkins, 99 Bishopsgate, London, EC2M 3XF on the Lux I Exercise Date or such later date as the parties may agree in writing.

7.2	At Lux I Completion, Lux I shall issue the Lux I Loan Notes to the Managers in accordance with Clause 6.

7.3	The Managers shall deliver to Lux I at Lux I Completion:

(a)	transfer forms in respect of the Lux II Loan Notes, duly completed in favour of Lux I; and

(b)	loan note certificates in respect of such Lux II Loan Notes.

7.4	If Lux I has complied with its obligation to issue the Lux I Loan Notes in accordance with Clause 7.2 and the Managers fail to comply with their obligations under Clause 7.3, any director of Lux II may give a good discharge for the consideration on behalf of the Managers and may execute and deliver to Lux I a transfer of the Lux II Loan Notes on behalf of the Managers. Each Manager hereby:

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(a)	irrevocably and by way of security for his obligations under this Deed appoints any one director of Lux II nominated in writing by Lux I as its attorney following the exercise of the Lux I Put Option or Lux I Call Option to execute, on such Manager’s behalf, a transfer of the Lux II Loan Notes in favour of Lux I and to execute such other documents and do all such other acts as may be necessary to transfer title to the Lux II Loan Notes to Lux I; and

(b)	authorises the directors of Lux II to approve the registration of such transfers or other documents.

GPHS PUT AND CALL OPTION

8.	GRANT OF THE GPHS OPTIONS

8.1	Conditional upon SPA Completion, GPHS grants to the Managers an option to require GPHS to purchase all (but not some only) of the Lux I Loan Notes on the terms set out in this Deed.

8.2	Conditional upon SPA Completion, the Managers grant to GPHS an option to purchase all (but not some only) of the Lux I Loan Notes on the terms set out in this Deed.

8.3	The Lux I Loan Notes shall be sold with full title guarantee free from all Encumbrances and with all rights attached to them at the date of GPHS Completion.

8.4	Each of the Managers irrevocably waives any right of pre-emption and other restriction on transfer in respect of the Lux I Loan Notes conferred on him under the articles of association of Lux I or otherwise so as to permit the sale and purchase of the Lux I Loan Notes in accordance with this Deed.

9.	GPHS OPTION PERIOD

9.1	The GPHS Put Option may only be exercised between Lux I Completion and one Business Day after Lux I Completion, failing which the GPHS Put Option will lapse.

9.2	The GPHS Call Option may only be exercised between the time that the GPHS Put Option lapses pursuant to Clause 9.1 and two Business Days after Lux I Completion, failing which the GPHS Call Option will lapse.

9.3	If both the GPHS Put Option and the GPHS Call Option lapse pursuant to this Clause 9, all rights and obligations of the parties under this Deed shall terminate except for the provisions of Clauses 49 to 53 inclusive and any rights and liabilities that have accrued prior to that time.

9.4	For the purposes of Clause 9.1 and Clause 9.2, the date of exercise of the GPHS Put Option or the GPHS Call Option is the date on which the GPHS Exercise Notice is served.

10.	EXERCISE OF GPHS PUT OPTION

10.1	Subject to Clause 9.1, the GPHS Put Option shall be exercised only by the Managers giving GPHS a GPHS Exercise Notice which shall include:

(a)	the date on which the GPHS Exercise Notice is given;

(b)	a statement to the effect that the Managers are exercising the GPHS Put Option; and

(c)	a signature by or on behalf of each Manager.

10.2	The GPHS Put Option may be exercised only in respect of all of the Lux I Loan Notes.

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10.3	Once given, a GPHS Exercise Notice may not be revoked without the written consent of GPHS.

11.	EXERCISE OF GPHS CALL OPTION

11.1	Subject to Clause 9.2, the GPHS Call Option shall be exercised only by GPHS giving the Managers a GPHS Exercise Notice which shall include:

(a)	the date on which the GPHS Exercise Notice is given;

(b)	a statement to the effect that GPHS is exercising the GPHS Call Option; and

(c)	a signature by or on behalf of GPHS.

11.2	The GPHS Call Option may be exercised only in respect of all of the Lux I Loan Notes.

11.3	Once given, a GPHS Exercise Notice may not be revoked without the written consent of the Managers.

12.	GPHS CONSIDERATION

The consideration payable by GPHS on exercise of the GPHS Put Option or the GPHS Call Option shall be the issue of the GPHS Loan Notes to the Managers in the same proportions as the Lux I Loan Notes are held by such Managers prior to such exercise.

13.	GPHS COMPLETION

13.1	GPHS Completion shall take place at Latham & Watkins, 99 Bishopsgate, London, EC2M 3XF on the GPHS Exercise Date or such later date as the parties may agree in writing.

13.2	At GPHS Completion, GPHS shall issue the GPHS Loan Notes to the Managers in accordance with Clause 12.

13.3	The Managers shall deliver to GPHS at GPHS Completion:

(a)	transfer forms in respect of the Lux I Loan Notes, duly completed in favour of GPHS; and

(b)	loan note certificates in respect of such Lux I Loan Notes.

13.4	If GPHS has complied with its obligation to issue the GPHS Loan Notes in accordance with Clause 13.2 and the Managers fail to comply with their obligations under Clause 13.3, any director of Lux I may give a good discharge for the consideration on behalf of the Managers and may execute and deliver to GPHS a transfer of the Lux I Loan Notes on behalf of the Managers. Each Manager hereby:

(a)	irrevocably and by way of security for his obligations under this Deed appoints any one director of Lux I nominated in writing by GPHS as its attorney following the exercise of the GPHS Put Option or GPHS Call Option to execute, on such Manager’s behalf, a transfer of the Lux I Loan Notes in favour of GPHS and to execute such other documents and do all such other acts as may be necessary to transfer title to the Lux I Loan Notes to GPHS; and

(b)	authorises the directors of Lux I to approve the registration of such transfers or other documents.

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BCPI PUT AND CALL OPTION

14.	GRANT OF THE BCPI OPTIONS

14.1	Conditional upon SPA Completion, BCPI grants to the Managers an option to require BCPI to purchase all (but not some only) of the GPHS Loan Notes on the terms set out in this Deed.

14.2	Conditional upon SPA Completion, the Managers grant to BCPI an option to purchase all (but not some only) of the GPHS Loan Notes on the terms set out in this Deed.

14.3	The GPHS Loan Notes shall be sold with full title guarantee free from all Encumbrances and with all rights attached to them at the date of BCPI Completion.

14.4	Each of the Managers irrevocably waives any right of pre-emption and other restriction on transfer in respect of the GPHS Loan Notes conferred on him under the articles of association of GPHS or otherwise so as to permit the sale and purchase of the GPHS Loan Notes in accordance with this Deed.

15.	BCPI OPTION PERIOD

15.1	The BCPI Put Option may only be exercised between GPHS Completion and one Business Day after GPHS Completion, failing which the BCPI Put Option will lapse.

15.2	The BCPI Call Option may only be exercised between the time that the BCPI Put Option lapses pursuant to Clause 15 and two Business Days after GPHS Completion, failing which the BCPI Call Option will lapse.

15.3	If both the BCPI Put Option and the BCPI Call Option lapse pursuant to this Clause 15, all rights and obligations of the parties under this Deed shall terminate except for the provisions of Clauses 49 to 53 inclusive and any rights and liabilities that have accrued prior to that time.

15.4	For the purposes of Clause 15.1 and Clause 15.2, the date of exercise of the BCPI Put Option or the BCPI Call Option is the date on which the BCPI Exercise Notice is served.

16.	EXERCISE OF BCPI PUT OPTION

16.1	Subject to Clause 21.1, the BCPI Put Option shall be exercised only by the Managers giving BCPI a BCPI Exercise Notice which shall include:

(a)	the date on which the BCPI Exercise Notice is given;

(b)	a statement to the effect that the Managers are exercising the BCPI Put Option; and

(c)	a signature by or on behalf of each Manager.

16.2	The BCPI Put Option may be exercised only in respect of all of the GPHS Loan Notes.

16.3	Once given, a BCPI Exercise Notice may not be revoked without the written consent of BCPI.

17.	EXERCISE OF BCPI CALL OPTION

17.1	Subject to Clause 15, the BCPI Call Option shall be exercised only by BCPI giving the Managers a BCPI Exercise Notice which shall include:

(a)	the date on which the BCPI Exercise Notice is given;

(b)	a statement to the effect that BCPI is exercising the BCPI Call Option; and

(c)	a signature by or on behalf of BCPI.

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17.2	The BCPI Call Option may be exercised only in respect of all of the GPHS Loan Notes.

17.3	Once given, a BCPI Exercise Notice may not be revoked without the written consent of the Managers.

18.	BCPI CONSIDERATION

The consideration payable by BCPI on exercise of the BCPI Put Option or the BCPI Call Option shall be the issue of the BCPI Loan Notes to the Managers in the same proportions as the GPHS Loan Notes are held by such Managers prior to such exercise.

19.	BCPI COMPLETION

19.1	BCPI Completion shall take place at Latham & Watkins, 99 Bishopsgate, London, EC2M 3XF on the BCPI Exercise Date or such later date as the parties may agree in writing.

19.2	At BCPI Completion, BCPI shall issue the BCPI Loan Notes to the Managers in accordance with Clause 18.

19.3	The Managers shall deliver to BCPI at BCPI Completion:

(a)	transfer forms in respect of the GPHS Loan Notes, duly completed in favour of BCPI; and

(b)	loan note certificates in respect of such GPHS Loan Notes.

19.4	If BCPI has complied with its obligation to issue the BCPI Loan Notes in accordance with Clause 19.2 and the Managers fail to comply with their obligations under Clause 19.3, any director of GPHS may give a good discharge for the consideration on behalf of the Managers and may execute and deliver to BCPI a transfer of the GPHS Loan Notes on behalf of the Managers. Each Manager hereby:

(a)	irrevocably and by way of security for his obligations under this Deed appoints any one director of GPHS nominated in writing by BCPI as its attorney following the exercise of the BCPI Put Option or BCPI Call Option to execute, on such Manager’s behalf, a transfer of the GPHS Loan Notes in favour of BCPI and to execute such other documents and do all such other acts as may be necessary to transfer title to the GPHS Loan Notes to BCPI; and

(b)	authorises the directors of GPHS to approve the registration of such transfers or other documents.

CPLLC PUT AND CALL OPTION

20.	GRANT OF THE CPLLC OPTIONS

20.1	Conditional upon SPA Completion, CPLLC grants to the Managers an option to require CPLLC to purchase all (but not some only) of the BCPI Loan Notes on the terms set out in this Deed.

20.2	Conditional upon SPA Completion, the Managers grant to CPLLC an option to purchase all (but not some only) of the BCPI Loan Notes on the terms set out in this Deed.

20.3	The BCPI Loan Notes shall be sold with full title guarantee free from all Encumbrances and with all rights attached to them at the date of CPLLC Completion.

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20.4	Each of the Managers irrevocably waives any right of pre-emption and other restriction on transfer in respect of the BCPI Loan Notes conferred on him under the articles of association of BCPI or otherwise so as to permit the sale and purchase of the BCPI Loan Notes in accordance with this Deed.

21.	CPLLC OPTION PERIOD

21.1	The CPLLC Put Option may only be exercised between BCPI Completion and one Business Day after BCPI Completion, failing which the CPLLC Put Option will lapse.

21.2	The CPLLC Call Option may only be exercised between the time that the CPLLC Put Option lapses pursuant to Clause 21.1 and two Business Days after BCPI Completion, failing which the CPLLC Call Option will lapse.

21.3	If both the CPLLC Put Option and the CPLLC Call Option lapse pursuant to this Clause 21, all rights and obligations of the parties under this Deed shall terminate except for the provisions of Clauses 49 to 53 inclusive and any rights and liabilities that have accrued prior to that time.

21.4	For the purposes of Clause 21.1 and Clause 21.2, the date of exercise of the CPLLC Put Option or the CPLLC Call Option is the date on which the CPLLC Exercise Notice is served.

22.	EXERCISE OF CPLLC PUT OPTION

22.1	Subject to Clause 21.1, the CPLLC Put Option shall be exercised only by the Managers giving CPLLC a CPLLC Exercise Notice which shall include:

(a)	the date on which the CPLLC Exercise Notice is given;

(b)	a statement to the effect that the Managers are exercising the CPLLC Put Option; and

(c)	a signature by or on behalf of each Manager.

22.2	The CPLLC Put Option may be exercised only in respect of all of the BCPI Loan Notes.

22.3	Once given, a CPLLC Exercise Notice may not be revoked without the written consent of CPLLC.

23.	EXERCISE OF CPLLC CALL OPTION

23.1	Subject to Clause 21.2, the CPLLC Call Option shall be exercised only by CPLLC giving the Managers a CPLLC Exercise Notice which shall include:

(a)	the date on which the CPLLC Exercise Notice is given;

(b)	a statement to the effect that CPLLC is exercising the CPLLC Call Option; and

(c)	a signature by or on behalf of CPLLC.

23.2	The CPLLC Call Option may be exercised only in respect of all of the BCPI Loan Notes.

23.3	Once given, a CPLLC Exercise Notice may not be revoked without the written consent of the Managers.

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24.	CPLLC CONSIDERATION

The consideration payable by CPLLC on exercise of the CPLLC Put Option or the CPLLC Call Option shall be the issue of the CPLLC Loan Notes to the Managers in the same proportions as the BCPI Loan Notes are held by such Managers prior to such exercise.

25.	CPLLC COMPLETION

25.1	CPLLC Completion shall take place at Latham & Watkins, 99 Bishopsgate, London, EC2M 3XF on the CPLLC Exercise Date or such later date as the parties may agree in writing.

25.2	At CPLLC Completion, CPLLC shall issue the CPLLC Loan Notes to the Managers in accordance with Clause 24.

25.3	The Managers shall deliver to CPLLC at CPLLC Completion:

(a)	transfer forms in respect of the BCPI Loan Notes, duly completed in favour of CPLLC; and

(b)	loan note certificates in respect of such BCPI Loan Notes.

25.4	If CPLLC has complied with its obligation to issue the CPLLC Loan Notes in accordance with Clause 25.2 and the Managers fail to comply with their obligations under Clause 25.3, any director of BCPI may give a good discharge for the consideration on behalf of the Managers and may execute and deliver to CPLLC a transfer of the BCPI Loan Notes on behalf of the Managers. Each Manager hereby:

(a)	irrevocably and by way of security for his obligations under this Deed appoints any one director of BCPI nominated in writing by CPLLC as its attorney following the exercise of the CPLLC Put Option or CPLLC Call Option to execute, on such Manager’s behalf, a transfer of the BCPI Loan Notes in favour of CPLLC and to execute such other documents and do all such other acts as may be necessary to transfer title to the BCPI Loan Notes to CPLLC; and

(b)	authorises the directors of BCPI to approve the registration of such transfers or other documents.

CPHI PUT AND CALL OPTION

26.	GRANT OF THE CPHI OPTIONS

26.1	Conditional upon SPA Completion, CPHI grants to the Managers an option to require CPHI to purchase all (but not some only) of the CPLLC Loan Notes on the terms set out in this Deed.

26.2	Conditional upon SPA Completion, the Managers grant to CPHI an option to purchase all (but not some only) of the CPLLC Loan Notes on the terms set out in this Deed.

26.3	The CPLLC Loan Notes shall be sold with full title guarantee free from all Encumbrances and with all rights attached to them at the date of CPHI Completion.

26.4	Each of the Managers irrevocably waives any right of pre-emption and other restriction on transfer in respect of the CPLLC Loan Notes conferred on him under the articles of association of CPLLC or otherwise so as to permit the sale and purchase of the CPLLC Loan Notes in accordance with this Deed.

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27.	CPHI OPTION PERIOD

27.1	The CPHI Put Option may only be exercised between CPLLC Completion and one Business Day after CPLLC Completion, failing which the CPHI Put Option will lapse.

27.2	The CPHI Call Option may only be exercised between the time that the CPHI Put Option lapses pursuant to Clause 27.1 and two Business Days after CPLLC Completion, failing which the CPHI Call Option will lapse.

27.3	If both the CPHI Put Option and the CPHI Call Option lapse pursuant to this Clause 27, all rights and obligations of the parties under this Deed shall terminate except for the provisions of Clauses 49 to 53 inclusive and any rights and liabilities that have accrued prior to that time.

27.4	For the purposes of Clause 27.1 and Clause 27.2, the date of exercise of the CPHI Put Option or the CPHI Call Option is the date on which the CPHI Exercise Notice is served.

28.	EXERCISE OF CPHI PUT OPTION

28.1	Subject to Clause 27.1, the CPHI Put Option shall be exercised only by the Managers giving CPHI a CPHI Exercise Notice which shall include:

(a)	the date on which the CPHI Exercise Notice is given;

(b)	a statement to the effect that the Managers are exercising the CPHI Put Option; and

(c)	a signature by or on behalf of each Manager.

28.2	The CPHI Put Option may be exercised only in respect of all of the CPLLC Loan Notes.

28.3	Once given, a CPHI Exercise Notice may not be revoked without the written consent of CPHI.

29.	EXERCISE OF CPHI CALL OPTION

29.1	Subject to Clause 27.2, the CPHI Call Option shall be exercised only by CPHI giving the Managers a CPHI Exercise Notice which shall include:

(a)	the date on which the CPHI Exercise Notice is given;

(b)	a statement to the effect that CPHI is exercising the CPHI Call Option; and

(c)	a signature by or on behalf of CPHI.

29.2	The CPHI Call Option may be exercised only in respect of all of the CPLLC Loan Notes.

29.3	Once given, a CPHI Exercise Notice may not be revoked without the written consent of the Managers.

30.	CPHI CONSIDERATION

The consideration payable by CPHI on exercise of the CPHI Put Option or the CPHI Call Option shall be the issue of the CPHI Loan Notes to the Managers in the same proportions as the CPLLC Loan Notes are held by such Managers prior to such exercise.

31.	CPHI COMPLETION

31.1	CPHI Completion shall take place at Latham & Watkins, 99 Bishopsgate, London, EC2M 3XF on the CPHI Exercise Date or such later date as the parties may agree in writing.

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31.2	At CPHI Completion, CPHI shall issue the CPHI Loan Notes to the Managers in accordance with Clause 30.

31.3	The Managers shall deliver to CPHI at CPHI Completion:

(a)	transfer forms in respect of the CPLLC Loan Notes, duly completed in favour of Lux I; and

(b)	loan note certificates in respect of such CPLLC Loan Notes.

31.4	If CPHI has complied with its obligation to issue the CPHI Loan Notes in accordance with Clause 31.2 and the Managers fail to comply with their obligations under Clause 31.3, any director of CPLLC may give a good discharge for the consideration on behalf of the Managers and may execute and deliver to CPHI a transfer of the CPLLC Loan Notes on behalf of the Managers. Each Manager hereby:

(a)	irrevocably and by way of security for his obligations under this Deed appoints any one director of CPLLC nominated in writing by CPHI as its attorney following the exercise of the CPHI Put Option or CPHI Call Option to execute, on such Manager’s behalf, a transfer of the CPLLC Loan Notes in favour of CPHI and to execute such other documents and do such other acts as may be necessary to transfer title to the CPLLC Loan Notes to CPHI; and

(b)	authorises the directors of CPLLC to approve the registration of such transfers or other documents.

CPIHAC PUT AND CALL OPTION

32.	GRANT OF THE CPIHAC OPTIONS

32.1	Conditional upon SPA Completion, CPIHAC grants to the Managers an option to require CPIHAC to purchase all (but not some only) of the CPHI Loan Notes on the terms set out in this Deed.

32.2	Conditional upon SPA Completion, the Managers grant to CPIHAC an option to purchase all (but not some only) of the CPHI Loan Notes on the terms set out in this Deed.

32.3	The CPHI Loan Notes shall be sold with full title guarantee free from all Encumbrances and with all rights attached to them at the date of CPIHAC Completion.

32.4	Each of the Managers irrevocably waives any right of pre-emption and other restriction on transfer in respect of the CPHI Loan Notes conferred on him under the articles of association of CPHI or otherwise so as to permit the sale and purchase of the CPHI Loan Notes in accordance with this Deed.

33.	CPIHAC OPTION PERIOD

33.1	The CPIHAC Put Option may only be exercised between CPHI Completion and one Business Day after CPHI Completion, failing which the CPIHAC Put Option will lapse.

33.2	The CPIHAC Call Option may only be exercised between the time that the CPIHAC Put Option lapses pursuant to Clause 33.1 and two Business Days after CPHI Completion, failing which the CPIHAC Call Option will lapse.

33.3	If both the CPIHAC Put Option and the CPIHAC Call Option lapse pursuant to this Clause 33, all rights and obligations of the parties under this Deed shall terminate except for the provisions of Clauses 49 to 53 inclusive and any rights and liabilities that have accrued prior to that time.

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33.4	For the purposes of Clause 33.1 and Clause 33.2, the date of exercise of the CPIHAC Put Option or the CPIHAC Call Option is the date on which the CPIHAC Exercise Notice is served.

34.	EXERCISE OF CPIHAC PUT OPTION

34.1	Subject to Clause 33.1, the CPIHAC Put Option shall be exercised only by the Managers giving CPIHAC a CPIHAC Exercise Notice which shall include:

(a)	the date on which the CPIHAC Exercise Notice is given;

(b)	a statement to the effect that the Managers are exercising the CPIHAC Put Option; and

(c)	a signature by or on behalf of each Manager.

34.2	The CPIHAC Put Option may be exercised only in respect of all of the CPHI Loan Notes.

34.3	Once given, a CPIHAC Exercise Notice may not be revoked without the written consent of CPIHAC.

35.	EXERCISE OF CPIHAC CALL OPTION

35.1	Subject to Clause 33.2, the CPIHAC Call Option shall be exercised only by CPIHAC giving the Managers a CPIHAC Exercise Notice which shall include:

(a)	the date on which the CPIHAC Exercise Notice is given;

(b)	a statement to the effect that CPIHAC is exercising the CPIHAC Call Option; and

(c)	a signature by or on behalf of CPIHAC.

35.2	The CPIHAC Call Option may be exercised only in respect of all of the CPHI Loan Notes.

35.3	Once given, a CPIHAC Exercise Notice may not be revoked without the written consent of the Managers.

36.	CPIHAC CONSIDERATION

The consideration payable by CPIHAC on exercise of the CPIHAC Put Option or the CPIHAC Call Option shall be the issue of the CPIHAC Loan Notes to the Managers in the same proportions as the CPHI Loan Notes are held by such Managers prior to such exercise.

37.	CPIHAC COMPLETION

37.1	CPIHAC Completion shall take place at Latham & Watkins, 99 Bishopsgate, London, EC2M 3XF on the CPIHAC Exercise Date or such later date as the parties may agree in writing.

37.2	At CPIHAC Completion, CPIHAC shall issue the CPIHAC Loan Notes to the Managers in accordance with Clause 36.

37.3	The Managers shall deliver to CPIHAC at CPIHAC Completion:

(a)	transfer forms in respect of the CPHI Loan Notes, duly completed in favour of CPIHAC; and

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(b)	loan note certificates in respect of such CPHI Loan Notes.

37.4	If CPIHAC has complied with its obligation to issue the CPIHAC Loan Notes in accordance with Clause 37.2 and the Managers fail to comply with their obligations under Clause 37.3, any director of CPHI may give a good discharge for the consideration on behalf of the Managers and may execute and deliver to CPIHAC a transfer of the CPHI Loan Notes on behalf of the Managers. Each Manager hereby:

(a)	irrevocably and by way of security for his obligations under this Deed appoints any one director of CPHI nominated in writing by CPIHAC as its attorney following the exercise of the CPIHAC Put Option or CPIHAC Call Option to execute, on such Manager’s behalf, a transfer of the CPHI Loan Notes in favour of CPIHAC and to execute such other documents and do all such other acts as may be necessary to transfer title to the CPHI Loan Notes to CPIHAC; and

(b)	authorises the directors of CPHI to approve the registration of such transfers or other documents.

CPHAC PUT AND CALL OPTION

38.	GRANT OF THE CPHAC OPTIONS

38.1	Conditional upon SPA Completion, CPHAC grants to the Managers an option to require CPHAC to purchase all (but not some only) of the CPIHAC Loan Notes on the terms set out in this Deed.

38.2	Conditional upon SPA Completion, the Managers grant to CPHAC an option to purchase all (but not some only) of the CPIHAC Loan Notes on the terms set out in this Deed.

38.3	The CPIHAC Loan Notes shall be sold with full title guarantee free from all Encumbrances and with all rights attached to them at the date of CPHAC Completion.

38.4	Each of the Managers irrevocably waives any right of pre-emption and other restriction on transfer in respect of the CPIHAC Loan Notes conferred on him under the articles of association of CPIHAC or otherwise so as to permit the sale and purchase of the CPIHAC Loan Notes in accordance with this Deed.

39.	CPHAC OPTION PERIOD

39.1	The CPHAC Put Option may only be exercised between CPIHAC Completion and one Business Day after CPIHAC Completion, failing which the CPHAC Put Option will lapse.

39.2	The CPHAC Call Option may only be exercised between the time that the CPHAC Put Option lapses pursuant to Clause 39.1 and two Business Days after CPIHAC Completion, failing which the CPHAC Call Option will lapse.

39.3	If both the CPHAC Put Option and the CPHAC Call Option lapse pursuant to this Clause 39, all rights and obligations of the parties under this Deed shall terminate except for the provisions of Clauses 49 to 53 inclusive and any rights and liabilities that have accrued prior to that time.

39.4	For the purposes of Clause 39.1 and Clause 39.2, the date of exercise of the CPHAC Put Option or the CPHAC Call Option is the date on which the CPHAC Exercise Notice is served.

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40.	EXERCISE OF CPHAC PUT OPTION

40.1	Subject to Clause 39.1, the CPHAC Put Option shall be exercised only by the Managers giving CPHAC a CPHAC Exercise Notice which shall include:

(a)	the date on which the CPHAC Exercise Notice is given;

(b)	a statement to the effect that the Managers are exercising the CPHAC Put Option; and

(c)	a signature by or on behalf of each Manager.

40.2	The CPHAC Put Option may be exercised only in respect of all of the CPIHAC Loan Notes.

40.3	Once given, a CPHAC Exercise Notice may not be revoked without the written consent of CPHAC.

41.	EXERCISE OF CPHAC CALL OPTION

41.1	Subject to Clause 39.1, the CPHAC Call Option shall be exercised only by CPHAC giving the Managers a CPHAC Exercise Notice which shall include:

(a)	the date on which the CPHAC Exercise Notice is given;

(b)	a statement to the effect that CPHAC is exercising the CPHAC Call Option; and

(c)	a signature by or on behalf of CPHAC.

41.2	The CPHAC Call Option may be exercised only in respect of all of the CPIHAC Loan Notes.

41.3	Once given, a CPHAC Exercise Notice may not be revoked without the written consent of the Managers.

42.	CPHAC CONSIDERATION

The consideration payable by CPHAC to each Manager on exercise of the CPHAC Put Option or the CPHAC Call Option with respect to such Manager’s CPIHAC Loan Note shall be the issue of a number of CPHAC Common Shares equal to the quotient of (i) the outstanding principal amount in U.S. dollars of such Manager’s CPIHAC Loan Note divided by (ii) $10.20.

43.	CPHAC COMPLETION

43.1	CPHAC Completion shall take place at Latham & Watkins, 99 Bishopsgate, London, EC2M 3XF on the CPHAC Exercise Date or such later date as the parties may agree in writing.

43.2	At CPHAC Completion, CPHAC shall:

(a)	issue shares to the Managers in accordance with Clause 42; and

(b)	deliver to each Manager a duly executed counterpart to the CPHAC Stockholders Agreement.

43.3	The Managers shall deliver to CPHAC at CPHAC Completion:

(a)	transfer forms in respect of the CPIHAC Loan Notes, duly completed in favour of CPHAC;

(b)	loan note certificates in respect of such CPIHAC Loan Notes; and

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(c)	duly executed counterparts to the CPHAC Stockholders Agreement.

43.4	If CPHAC has complied with its obligation to issue the shares in accordance with Clause 43.2 and the Managers fail to comply with their obligations under Clause 43.3, any director of CPIHAC may give a good discharge for the consideration on behalf of the Managers and may execute and deliver to CPHAC a transfer of the CPIHAC Loan Notes on behalf of the Managers. Each Manager hereby:

(a)	irrevocably and by way of security for his obligations under this Deed appoints any one director of CPIHAC nominated in writing by CPHAC as its attorney following the exercise of the CPHAC Put Option or CPHAC Call Option to execute, on such Manager’s behalf, a transfer of the CPIHAC Loan Notes in favour of CPHAC and to execute such other documents and do all such other acts as may be necessary to transfer title to the CPIHAC Loan Notes to CPHAC; and

(b)	authorises the directors of CPIHAC to approve the registration of such transfers or other documents.

44.	TERMINATION

44.1	This Deed may be terminated by Lux I, Lux II, GPHS, BCPI, CPLLC, CPHI, CPIHAC or CPHAC (in their sole discretion) at any time prior to CPHAC Completion (whether or not any Option has been exercised) by written notice served on the Managers if:

(a)	a breach of any of the warranties set forth in Clause 46.1 (excluding the warranty at Clause 46.1(c)) given as at the date of this Deed has occurred;

(b)	a breach of the warranties set forth in Clause 46.1 given as of each of Lux I Completion, GPHS Completion, BCPI Completion, CPLLC Completion, CPHI Completion, CPIHAC Completion and CPHAC Completion would occur at the relevant completion date; or

(c)	a breach of any Manager undertakings in Clause 47 has occurred.

If this Deed is terminated in accordance with this Clause 44, all rights and obligations of the parties under this Deed shall terminate except for the provisions of Clauses 49 to 53 inclusive and any rights and liabilities that have accrued prior to that time.

45.	Tax

45.1	Each Manager severally agrees to pay on demand to CPHI (or such other entity nominated by CPHI) an amount equal to any liability for Tax whenever arising for which Lux I, Lux II, GPHS, BCPI, CPLLC, CPHI, CPIHAC, CPHAC, a Group Company or a particular Manager’s employing entity is liable as a result of the execution of this Deed or any transaction performed or contemplated pursuant to this Deed in respect of the relevant Manager, including the grant or exercise of any Option or the issue, sale, transfer or acquisition of any of the Rollover Loan Notes.

45.2	The provisions of this Clause 45 shall survive termination, lapse or Completion, as the case may be, and shall continue for a period of seven years from the date of this Deed.

46.	WARRANTIES

46.1	Each of the Managers warrants to Lux I, Lux II, GPHS, BCPI, CPLLC, CPHI, CPIHAC and CPHAC that as at the date of this Deed and (i) in respect of the Lux II Loan Notes, the date of Lux I Completion; (ii) in respect of the Lux I Loan Notes, the date of GPHS Completion; (iii) in respect of the GPHS Loan Notes, the date of BCPI Completion; (iv) in respect of the BCPI Loan Notes, the date of CPLLC Completion; (v) in respect of the CPLLC Loan Notes, the date of CPHI Completion; (vi) in respect of the CPHI Loan Notes, the date of CPIHAC Completion; and (vii) in respect of the CPIHAC Loan Notes, the date of CPHAC Completion:

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(a)	the execution and delivery of, and the performance by him of his obligations under, this Deed and each document to be entered into by him pursuant to this Deed will not:

(i)	result in a breach of, or constitute a default under, any instrument to which he is a party or by which he is bound;

(ii)	require that Manager to obtain any consent or approval of, or give any notice to or make any registration with, any Authority or any other person that has not been obtained or made at the date of this Deed both on an unconditional basis and on a basis which cannot be revoked; or

(iii)	result in a breach of any Law or of any order, judgement or decree of any Authority to which he is a party or by which he is bound; and

(b)	he has all legal right, power and authority to enter into, execute, deliver and perform this Deed and each document to be entered into by him pursuant to this Deed, each of which constitutes valid and binding obligations on him in accordance with its terms; and

(c)	he is the sole legal and beneficial owner of, has the right to exercise all voting and other rights over, and is entitled to or has been authorised to sell and transfer the full legal and beneficial ownership of, the Lux I Loan Notes, the Lux II Loan Notes, the GPHS Loan Notes, the BCPI Loan Notes, the CPLLC Loan Notes, the CPHI Loan Notes and the CPIHAC Loan Notes, free from all Encumbrances.

46.2	Each of the Managers warrants to CPHAC as at the date of this Deed and as at the date of CPHAC Completion in the terms set out in Schedule 10.

46.3	Each of Lux I, Lux II, GPHS, BCPI, CPLLC, CPHI, CPIHAC and CPHAC warrants (on behalf of itself only) to each of the Managers that as at the date of this Deed:

(a)	the execution and delivery of, and the performance by it of its obligations under, this Deed and each document to be entered into by it pursuant to this Deed will not:

(i)	result in a breach of, or constitute a default under, its constitutional documents or any instrument to which it is a party or by which it is bound;

(ii)	require it to obtain any consent or approval of, or give any notice to or make any registration with, any Authority or any other person that has not been obtained or made at the date of this Deed both on an unconditional basis and on a basis which cannot be revoked other than, with respect to CPHAC, the filing of a Notice of Exempt Offering of Securities on Form D with the United States Securities Exchange Commission under Regulation D of the Securities Act and those required by the Nasdaq; or

(iii)	result in a breach of any Laws or of any order, judgement or decree of any Authority to which it is a party or by which it is bound; and

(b)	it has all legal right, power and authority to enter into, execute, deliver and perform this Deed and each document to be entered into by it pursuant to this Deed, each of which constitutes valid and binding obligations on it in accordance with its terms.

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46.4	CPHAC warrants to each of the Managers as at the date of this Deed and as at the date of the CPHAC Completion in the terms set out in Schedule 11.

47.	COMPANY PROTECTION

Until the earlier of CPHAC Completion or Lapse, the Managers shall not, without the prior written consent of CPHAC:

(a)	sell, transfer or otherwise dispose of or Encumber its legal or beneficial interest in any of the Rollover Loan Notes (or any interest in any of them); or

(b)	exercise any votes attaching to the Rollover Loan Notes.

48.	FURTHER ASSURANCE

Each party shall, at its own cost, promptly execute and deliver all such documents, and do all such things, as the other party may from time to time reasonably require for the purpose of giving full effect to the provisions of this Deed and to secure for the other party the full benefit of the rights, powers and remedies conferred upon it under this Deed.

49.	ENTIRE AGREEMENT AND REMEDIES

49.1	This Deed constitutes the entire Deed between the parties and, together with the SPA and the Investment Agreement, supersedes and extinguishes any prior drafts, deeds, undertakings, representations, warranties, promises, assurances and arrangements of any nature whatsoever, whether or not in writing, relating thereto.

49.2	If there is any conflict between the terms of this Deed and any other agreement, this Deed shall prevail unless:

(a)	such other agreement expressly states that it overrides this Deed in the relevant respect; and

(b)	each of the affected parties is also a party to that other agreement or otherwise expressly agrees in writing that such other agreement shall override this Deed in that respect.

49.3	The rights, powers, privileges and remedies provided in this Deed are cumulative and not exclusive of any rights, powers, privileges or remedies provided by Law. Without prejudice to any other rights or remedies that a party to this Deed may have, the parties agree that damages alone may not be an adequate remedy for any breach of the terms of this Deed. Accordingly, each party may be entitled, without proof of special damages, to seek the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the terms of this Deed.

49.4	Any liability to Lux I, Lux II, GPHS, BCPI, CPLLC, CPHI, CPIHAC or CPHAC under this Deed may in whole or in part be released, compounded or compromised or any time or indulgence given by Lux I, Lux II, GPHS, BCPI, CPLLC, CPHI, CPIHAC or CPHAC in its absolute discretion as regards any of the Managers under such liability without in any way prejudicing or affecting its rights against any other or others of the Managers under the same or a like liability whether joint or several or otherwise.

50.	NOTICE

50.1	Any notice or other communication given under this Deed or in connection with the matters contemplated herein shall, except where otherwise specifically provided, be in writing in the English language, addressed as provided in Clause 50.2 and served as stipulated in clause 18.2 of the SPA.

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50.2	Notices under this Deed shall be sent for the attention of the person and to the address, subject to Clause 50.3, as set out in the Investment Agreement.

50.3	Any party to this Deed may notify the other party of any change to its address or other details specified in Clause 50.2, provided that such notification shall only be effective on the date specified in such notice or five Business Days after the notice is given, whichever is later.

51.	GENERAL

51.1	Where any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the Laws of any jurisdiction, then such provision shall be deemed to be severed from this Deed and, if possible, replaced with a lawful provision which, as closely as possible, gives effect to the intention of the parties under this Deed and, where permissible, which shall not affect or impair the legality, validity or enforceability in that, or any other, jurisdiction of any other provision of this Deed.

51.2	This Deed shall not be assignable in whole or in part, and no party may assign or grant any Encumbrance over any of its rights under this Deed.

51.3	Each person that has rights under this Deed is acting on its own behalf.

51.4	Except as otherwise stated in this Deed, time is of the essence in each provision of this Deed.

52.	COUNTERPARTS

This Deed may be executed in any number of counterparts. Each counterpart shall constitute an original of this Deed, but all the counterparts together shall constitute but one and the same instrument.

53.	GOVERNING LAW AND JURISDICTION

This Deed (together with all documents referred to in this Deed) and any dispute or claim (including any non-contractual dispute or claim) that arises out of or in connection with this Deed (and any documents referred to in this Deed) is governed by and construed in accordance with English law. The parties irrevocably agree that the English courts have exclusive jurisdiction to settle any dispute or claim (including any non-contractual dispute or claim) that arises out of or in connection with this Deed (and any documents referred to in this Deed).

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Schedule 1

MANAGERS

24

Schedule 2

Lux I EXERCISE NOTICE

[insert date]

[Managers] / [Lux Concrete Holdings I S.à r.l.]

[insert address]

Dear Sirs,

We refer to the put and call option deed dated [ • ] (the “Option Deed”) between us concerning the acquisition by [relevant company] from the Managers of the [relevant notes]. Capitalised terms used and not defined herein shall have the meaning ascribed to them in the Option Deed.

[If Managers exercise Lux I Put Option] [We hereby notify you that each Manager is exercising his Lux I Put Option in accordance with Clause 2.1 of the Option Deed.] OR

[If Lux I exercises Lux I Call Option] [We hereby notify you that Lux I is exercising the Lux I Call Option in accordance with Clause 2.2 of the Option Deed.]

Sincerely yours,

[Managers] / [Lux Concrete Holdings I S.à r.l.]

By:

Name: [ • ]

Title: [ • ]

25

Schedule 3

GPHS EXERCISE NOTICE

[insert date]

[Managers] / [Greystone Pumping Holdings SRL]

[insert address]

Dear Sirs,

We refer to the put and call option deed dated [ • ] (the “Option Deed”) between us concerning the acquisition by [relevant company] from the Managers of the [relevant notes]. Capitalised terms used and not defined herein shall have the meaning ascribed to them in the Option Deed.

[If Managers exercise GPHS Put Option] [We hereby notify you that each Manager is exercising his GPHS Put Option in accordance with Clause 8.1 of the Option Deed.] OR

[If Lux I exercises GPHS Call Option] [We hereby notify you that GPHS is exercising the GPHS Call Option in accordance with Clause 8.2 of the Option Deed.]

Sincerely yours,

[Managers] / [Greystone Pumping Holdings SRL]

By:

Name: [ • ]

Title: [ • ]

26

Schedule 4

BCPI EXERCISE NOTICE

[insert date]

[Managers] / [Brundage-Bone Concrete Pumping, Inc.]

[insert address]

Dear Sirs,

We refer to the put and call option deed dated [ • ] (the “Option Deed”) between us concerning the acquisition by [relevant company] from the Managers of the [relevant notes]. Capitalised terms used and not defined herein shall have the meaning ascribed to them in the Option Deed.

[If Managers exercise BCPI Put Option] [We hereby notify you that each Manager is exercising his BCPI Put Option in accordance with Clause 4.1 of the Option Deed.] OR

[If Lux I exercises BCPI Call Option] [We hereby notify you that BCPI is exercising the BCPI Call Option in accordance with Clause 4.2 of the Option Deed.]

Sincerely yours,

[Managers] / [Brundage-Bone Concrete Pumping, Inc.]

By:

Name: [ • ]

Title: [ • ]

27

Schedule 5

CPLLC EXERCISE NOTICE

[insert date]

[Managers] / [Concrete Pumping Intermediate Holdings, LLC]

[insert address]

Dear Sirs,

We refer to the put and call option deed dated [ • ] (the “Option Deed”) between us concerning the acquisition by [relevant company] from the Managers of the [relevant notes]. Capitalised terms used and not defined herein shall have the meaning ascribed to them in the Option Deed.

[If Managers exercise CPLLC Put Option] [We hereby notify you that each Manager is exercising his CPLLC Put Option in accordance with Clause 20.1 of the Option Deed.] or

[If CPLLC exercises CPLLC Call Option] [We hereby notify you that CPLLC is exercising the CPLLC Call Option in accordance with Clause 20.2 of the Option Deed.]

Sincerely yours,

[Managers]/ [Concrete Pumping Intermediate Holdings, LLC]

By:

Name: [ • ]

Title: [ • ]

28

Schedule 6

CPHI EXERCISE NOTICE

[insert date]

[Managers] / [Concrete Pumping Holdings, Inc.]

[insert address]

Dear Sirs,

We refer to the put and call option deed dated [ • ] (the “Option Deed”) between us concerning the acquisition by [relevant company] from the Managers of the [relevant notes]. Capitalised terms used and not defined herein shall have the meaning ascribed to them in the Option Deed.

[If Managers exercise CPHI Put Option] [We hereby notify you that each Manager is exercising his CPHI Put Option in accordance with Clause 26.1 of the Option Deed.] OR

[If CPHI exercises CPHI Call Option] [We hereby notify you that CPHI is exercising the CPHI Call Option in accordance with Clause 26.2 of the Option Deed.]

Sincerely yours,

[Managers]/ [Concrete Pumping Holdings, Inc.]

By:

Name: [ • ]

Title: [ • ]

29

Schedule 7

CPIHAC EXERCISE NOTICE

[insert date]

[Managers] / [Concrete Pumping Intermediate Acquisition Corp.]

[insert address]

Dear Sirs,

We refer to the put and call option deed dated [ • ] (the “Option Deed”) between us concerning the acquisition by [relevant company] from the Managers of the [relevant notes]. Capitalised terms used and not defined herein shall have the meaning ascribed to them in the Option Deed.

[If Managers exercise CPIHAC Put Option] [We hereby notify you that each Manager is exercising his CPIHAC Put Option in accordance with Clause 32.1 of the Option Deed.] OR

[If CPIHAC exercises CPIHAC Call Option] [We hereby notify you that CPIHAC is exercising the CPIHAC Call Option in accordance with Clause 32.2 of the Option Deed.]

Sincerely yours,

[Managers]/ [Concrete Pumping Intermediate Acquisition Corp.]

By:

Name: [ • ]

Title: [ • ]

30

Schedule 8

CPHAC EXERCISE NOTICE

[insert date]

[Managers] / [Concrete Pumping Holdings Acquisition Corporation]

[insert address]

Dear Sirs,

We refer to the put and call option deed dated [ • ] (the “Option Deed”) between us concerning the acquisition by [relevant company] from the Managers of the [relevant notes]. Capitalised terms used and not defined herein shall have the meaning ascribed to them in the Option Deed.

[If Managers exercise CPHAC Put Option] [We hereby notify you that each Manager is exercising his CPHAC Put Option in accordance with Clause 38.1 of the Option Deed.] OR

[If CPHAC exercises CPHAC Call Option] [We hereby notify you that CPHAC is exercising the CPHAC Call Option in accordance with Clause 38.2 of the Option Deed.]

Sincerely yours,

[Managers] / [Concrete Pumping Holdings Acquisition Corporation]

By:

Name: [ • ]

Title: [ • ]

31

Schedule 9

stockholders agreement

32

Schedule 10

manager warranties

The CPHAC Common Shares to be acquired by the Manager pursuant to this Deed in respect of such Manager’s CPIHAC Loan Notes are referred to in this Annex A as the “Investment.”

(1)         The Manager has been furnished with and has read this Deed, the SPA, the Master Merger Agreement and the Stockholders Agreement. The Manger is aware and acknowledges that:

A.       CPHAC has only recently been formed and has no financial or operating history.

B.       There are substantial risks incident to the Investment.

C.       No governmental agency has made any finding or determination as to the fairness of the Investment.

(2)         The Manager has had an opportunity to consult with his or her own tax advisor regarding all United States federal, state, local and United Kingdom tax considerations applicable to the Investment.None of CPHAC or any of its Affiliates, employees, agents, members, equity holders, directors, officers, representatives or consultants assume any responsibility for the tax consequences to the Manager of the acquisition or ownership of the Investment; provided that CPHAC, Industrea and CPIHAC shall comply with their obligations under the Master Merger Agreement and under this Deed.

(3)         The Manager may be required to bear the economic risk of the Investment for an indefinite period of time because the Investment has not been registered for sale under the Securities Act and therefore cannot be sold or otherwise transferred unless either the Investment is subsequently registered under the Securities Act, or an exemption from such registration is available, and the Investment cannot be sold or otherwise transferred unless it is registered under applicable state securities or an exemption from such registration is available.

(4)         The Manager’s right to transfer the Investment will be restricted by the terms of the Stockholders Agreement.

(5)         The Manager is not acquiring the Investment as a result of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Manager in connection with investments in securities generally.

(6)         The Manager is an “Accredited Investor” (as defined in Rule 501 promulgated under the Securities Act).

(7)         The Manager has been furnished all materials relating to CPHAC and the Investment that the Manager has requested and has been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and obtain any additional information regarding the Investment which CPHAC possesses or can acquire without unreasonable effort or expense.

(8)         Representatives of CPHAC have answered all inquiries that the Manager has made of them concerning CPHAC and their Affiliates, or any other matters relating to the formation and proposed operation of CPHAC and the offering and sale of the Investment. The Manager acknowledges that none of CPHAC or any Affiliate thereof has rendered or will render any investment advice or securities valuation advice to the Manager and that the Manager is neither subscribing for nor acquiring the Investment in reliance upon, or with the expectation of, any such advice.

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(9)         The Manager has not been furnished any offering literature with respect to the Investment or CPHAC. In addition, no representations or warranties have been made to the Manager with respect to the Investment or CPHAC, and the Manager has not relied upon any such representation or warranty in making this subscription.

(10)       The Manager has such knowledge and experience in financial and business matters that the Manager is capable of evaluating the merits and risks of the Investment and of making an informed investment decision with respect thereto.

(11)       The Manager is relying on his or her own investigation and analysis in making the Investment and has consulted his or her own legal, tax, financial and accounting advisors to determine the merits and risks thereof.

(12)       The Manager is not relying on any due diligence investigation that Industrea Acquisition Corp. and/or its Affiliates and advisors may have conducted with respect to CPHI or any of its Affiliates. Except to the extent set forth in this Deed, none of CPHAC, Industrea and/or its Affiliates, or any of their respective current or former equity holders, members, managers, partners, officers, directors, employees, affiliates or advisors (i) makes any representation or warranty as to the information provided to the Manager regarding the Investment nor represents or warrants such information as being all-inclusive or to contain all information that may be desirable or required in order to properly evaluate the Investment or (ii) will have any liability with respect to any use or reliance upon any of the Information.

(13)       The Manager is able to bear the economic risks of the Investment and consequently, without limiting the generality of the foregoing, is able to hold the Investment for an indefinite period of time and has sufficient net worth to sustain a loss of the entire Investment in the event such loss should occur.

(14)       The Manager is acquiring the Investment for the Manager’s own account as principal for investment purposes and not with a view to the distribution or sale thereof, subject to any requirement of law that its property at all times be within its control.

(15)       The Manager recognises that CPHAC’s issuance and sale of the Investment to the Manager will be based upon the Manager’s representations, warranties and covenants set forth above. All representations, warranties and covenants contained in this Deed (including this Schedule 10) shall survive the consummation of the transactions set forth therein.

(16)       The Manager acknowledges and agrees that the following restrictions and limitations are applicable to any resale or other transfer of the Investment:

A.       The Investment shall not be sold or otherwise transferred to the extent such sale or transfer is restricted by the Stockholders Agreement and, if so restricted, may only be sold or transferred if the applicable provisions set forth in the Stockholders Agreement are satisfied.

B.       The Investment shall not be sold or otherwise transferred unless in compliance with all applicable securities laws.

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Schedule 11

CPHAC warranties

(1)         Upon consummation of the CPHAC Completion, the CPHAC Common Shares, when issued and delivered pursuant to the terms of this Deed, will be validly issued, fully paid and non-assessable and will not have been issued in violation of any preemptive rights created under CPHAC’s certificate of incorporation or the Delaware General Corporation Law. Upon consummation of the CPHAC Completion, the CPHAC Common Shares will be approved for listing, subject only to official notice of the issuance, on Nasdaq under the symbol “BBCP.”

(2)         As of the date hereof, the authorised share capital of Industrea consists of 200,000,000 shares of Class A Common Stock, par value $0.0001 per share, 20,000,000 shares of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock” and, together with the Class A Common Stock, “Common Stock”), and 1,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”). As of the date hereof: (a) 23,000,000 shares of Class A Common Stock, 5,750,000 shares of Class B Common Stock and no shares of Preferred Stock are issued and outstanding; (b) 34,100,000 warrants, each exercisable to purchase one share of Class A Common Stock at $11.50 per share (“Warrants”), are issued and outstanding, including 11,100,000 private placement warrants; and (c) no shares of Common Stock are subject to issuance upon exercise of outstanding options. No Warrants are exercisable on or prior to the consummation of the transactions contemplated by the Master Merger Agreement (the “Closing”). As of the date hereof, Industrea Alexandria LLC is, and as of immediately prior to the Closing Industrea Alexandria LLC will be, the record and beneficial owner of no less than 5,750,000 shares of Class B Common Stock. All (i) issued and outstanding shares of Common Stock have been duly authorised and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights and (ii) outstanding Warrants have been duly authorised and validly issued, are fully paid and are not subject to preemptive rights. Except as set forth above and pursuant to the Subscription Agreements and the Rollover Agreements (each, as defined in the Master Merger Agreement) and the Master Merger Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from Industrea or CPHAC any shares of Common Stock or other equity interests in Industrea or CPHAC (collectively, “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests. As of the date hereof, other than with respect to CPHAC, CPIHAC, Concrete Pumping Merger Sub Inc., and Industrea Acquisition Merger Sub Inc., Industrea has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are not any stockholder agreements, voting trusts or other agreements or understandings to which Industrea or CPHAC is a party or by which either is bound relating to the voting of any Equity Interests, other than (A) the letter agreements entered into by Industrea in connection with Industrea’s initial public offering on August 1, 2017 pursuant to which Industrea Alexandria LLC’s and Industrea’s executive officers and independent directors agreed to vote in favor of any proposed Business Combination (as defined therein), which includes the transactions contemplated by the Master Merger Agreement, and (B) as contemplated by the Merger Agreement.

(3)         Assuming the accuracy of the Managers’ representations and warranties set forth in Schedule 11, no registration under the Securities Act is required for the offer and issuance of the CPHAC Common Shares by CPHAC to the Managers.

(4)         Neither CPHAC nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Investment.

(5)         All representations, warranties and covenants contained in this Deed (including this Schedule 11) shall survive the consummation of the transactions set forth herein.

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This DEED has been entered into on the date stated at the beginning of it.

EXECUTED AND DELIVERED AS A DEED by [ • ] acting by attorney: ______________________ in the presence of:	) ) )
.........................................................		Signature of Witness

.........................................................		Name of Witness

.........................................................		Address of Witness

.........................................................		Occupation of Witness

EXECUTED AND DELIVERED AS A DEED by [ • ] acting by attorney: ______________________ in the presence of:	) ) )
.........................................................		Signature of Witness

.........................................................		Name of Witness

.........................................................		Address of Witness

.........................................................		Occupation of Witness

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EXECUTED AND DELIVERED AS A DEED by [ • ] acting by attorney: ______________________ in the presence of:	) ) )
.........................................................		Signature of Witness

.........................................................		Name of Witness

.........................................................		Address of Witness

.........................................................		Occupation of Witness

EXECUTED AND DELIVERED AS A DEED by [ • ] acting by attorney: ______________________ in the presence of:	) ) )
.........................................................		Signature of Witness

.........................................................		Name of Witness

.........................................................		Address of Witness

.........................................................		Occupation of Witness

37

EXECUTED and delivered	)
as a DEED by	)
CONCRETE PUMPING	)
HOLDINGS, INC.	)
acting by	)
a director, in the presence of:	)

Signature of Witness
Name of Witness
Address of Witness

Occupation of Witness

EXECUTED and delivered	)
as a DEED by	)
CONCRETE PUMPING	)
INTERMEDIATE HOLDINGS,	)
LLC	)
acting by	)
a director, in the presence of:	)

Signature of Witness
Name of Witness
Address of Witness

Occupation of Witness

EXECUTED and delivered	)
as a DEED by	)
BRUNDAGE-BONE CONCRETE	)
PUMPING, INC.	)
acting by	)
a director, in the presence of:	)

Signature of Witness
Name of Witness
Address of Witness

Occupation of Witness

38

EXECUTED and delivered	)
as a DEED by	)
GREYSTONE PUMPING	)
HOLDINGS SRL	)
acting by	)
a director, in the presence of:	)

Signature of Witness
Name of Witness
Address of Witness

Occupation of Witness

EXECUTED and delivered	)
as a DEED by	)
LUX CONCRETE HOLDINGS I	)
S.À R.L.	)
acting by	)
a director, in the presence of:	)

Signature of Witness
Name of Witness
Address of Witness

Occupation of Witness

EXECUTED and delivered	)
as a DEED by	)
LUX CONCRETE HOLDINGS II	)
S.À R.L.	)
acting by	)
a director, in the presence of:	)

Signature of Witness
Name of Witness
Address of Witness

Occupation of Witness

39

EXECUTED and delivered	)
as a DEED by	)
CONCRETE PUMPING	)
INTERMEDIATE	)
ACQUISITION CORP.	)
acting by	)
a director, in the presence of:	)

Signature of Witness
Name of Witness
Address of Witness

Occupation of Witness

EXECUTED and delivered	)
as a DEED by	)
CONCRETE PUMPING	)
HOLDINGS ACQUISITION	)
CORPORATION	)
acting by	)
a director, in the presence of:	)

Signature of Witness
Name of Witness
Address of Witness

Occupation of Witness

40

This Agreement has been entered into on the date stated at the beginning of it.

EXECUTED and delivered by	)

Brendan Murphy	)

	)	/s/ Brendan Murphy

)

EXECUTED and delivered by	)

David Anthony Faud	)

	)	/s/ David Anthony Faud

)

EXECUTED and delivered by	)

Peter Faud	)

	)	/s/ Peter Faud

)

EXECUTED and delivered by	)

Damian Shepherd	)

	)	/s/ Damian Shepherd

)

EXECUTED and delivered by	)

Evelyn Murphy	)

	)	/s/ Evelyn Murphy

)

EXECUTED and delivered by )

Lux Concrete Holdings II S.à r.l.	)

)

acting by Mary Ellen Kanoff,	)	/s/ Mary Ellen Kanoff

a Category A Manager:	)

acting by Christophe Fender,	)	/s/ Christophe Fender

a Category B Manager:	)

s

EXECUTED and delivered by )

Concrete Pumping Holdings)

Acquisition Corp.	)

)

acting by __________________,	)	/s/ Howard Morgan

a duly authorised signatory:	)

s